UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by
☑ Definitive Proxy Statement	Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

QUOVADX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Form, Schedule or Registration Statement No.:

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NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Quovadx, Inc. (the “Company”). The meeting will be held in the Ballroom at the Regency Hotel, located at 540 Park Avenue New York, New York 10021 on Friday, December 10, 2004, for the following purposes:

1. To elect two Class II directors to serve for a three-year term that expires at the 2007 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2004;

3. To approve our Amended and Restated 1997 Stock Plan; and

4. To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

      The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

      The meeting will begin promptly at 9:00 a.m., local time, and check-in will begin at 8:30 a.m., local time. Only holders of record of shares of Quovadx common stock (Nasdaq: QVDX) at the close of business on October 14, 2004 are entitled to notice of and to vote at the meeting and any postponements or adjournments of the meeting.

      For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the meeting during normal business hours at the law firm of Wilson Sonsini Goodrich & Rosati located at 12 East 49th Street, 30th Floor, New York, New York 10017. This list also will be made available for inspection at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

JEFFREY M. KRAUSS
Chairman of the Board of Directors

Englewood, Colorado

October 22, 2004

YOUR VOTE IS IMPORTANT!

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE
BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Page

GENERAL INFORMATION	1
QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1
When and where is the meeting?	1
Why I am receiving these proxy materials?	1
What is the purpose of the annual meeting?	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	2
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	2
What items of business will be voted on at the meeting?	2
How does the Board of Directors recommend that I vote?	2
What shares can I vote at the meeting?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	3
How can I vote my shares without attending the meeting?	3
How can I vote my shares in person at the meeting?	4
Can I change my vote?	4
Who can help answer my questions?	4
Is my vote confidential?	4
What vote is required to approve each item and how are votes counted?	4
What is a “broker non-vote”?	5
How are “broker non-votes” counted?	5
How are abstentions counted?	5
What happens if additional matters are presented at the meeting?	5
Who will serve as inspector of election?	6
What should I do in the event that I receive more than one set of proxy/voting materials?	6
Who is soliciting my vote and who will bear the costs of this solicitation?	6
Where can I find the voting results of the meeting?	6
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
CORPORATE GOVERNANCE AND BOARD MATTERS	10
Board Independence	10
Board Structure and Committee Composition	10
Compensation of Directors	12
Consideration of Director Nominees	14
Executive Sessions	15
Compensation Committee Interlocks and Insider Participation	15
Section 16(a) Beneficial Ownership Reporting Compliance	15
Certain Relationships and Related Transactions	15
Communications with the Board	15
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	16
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	17

APPENDICES:

Appendix A	Charter for the Audit Committee of the Board of Directors
Appendix B	Charter for the Compensation Committee of the Board of Directors
Appendix C	Charter for the Finance Committee of the Board of Directors
Appendix D	Charter for the Nominating and Corporate Governance Committee of the Board of Directors
Appendix E	Amended and Restated 1997 Stock Plan

QUOVADX, INC.

6400 South Fiddler’s Green Circle, Suite 1000,
Englewood, Colorado 80111

PROXY STATEMENT

GENERAL INFORMATION

      The Board of Directors of Quovadx, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2004 Annual Meeting of Stockholders to be held on Friday, December 10, 2004, beginning at 9:00 a.m. in the Ball Room at the Regency Hotel, located at 540 Park Avenue, New York, New York 10021, and at any postponements or adjournments thereof. This proxy statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

      In this proxy statement, the terms “we,” “our,” “Quovadx” and the “Company” each refer to Quovadx, Inc., the term “Board” means our Board of Directors, the term “proxy materials” means this proxy statement, the enclosed proxy card, amendment no. 2 to our annual report on Form 10-K/ A for the year ended December 31, 2003, amendment no. 3 to our annual report on Form 10-K/ A for the year ended December 31, 2003 and our quarterly report on Form 10-Q for the quarter ended June 30, 2004, and the term “Annual Meeting” means our 2004 Annual Meeting of Stockholders.

      We are sending these proxy materials on or about October 22, 2004, to all stockholders of record at the close of business on October 14, 2004 (the “Record Date”).

QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION

AND VOTING AT THE ANNUAL MEETING

When and where is the meeting?	The meeting will be held on Friday, December 10, 2004, beginning at 9:00 a.m., in the Ballroom at the Regency Hotel, located at 540 Park Avenue, New York, New York 10021.

Why I am receiving these proxy materials?	You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date (October 14, 2004). As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is the purpose of the annual meeting?	At our meeting, stockholders of record will act upon the items of business outlined in the notice of meeting (on the cover page of this proxy statement), each of which are described more fully in this proxy statement. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to attend the meeting?	You are entitled to attend the meeting only if you were a Quovadx stockholder (or joint holder) of record as of the close of business on October 14, 2004, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a stockholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting.

The meeting will begin promptly at 9:00 a.m., local time. Check-in will begin at 8:30 a.m., local time.

Who is entitled to vote at the meeting?	Only stockholders who owned Quovadx common stock at the close of business on the Record Date (October 14, 2004) are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

As of the Record Date, 40,253,703 shares of Quovadx common stock were outstanding. Each outstanding share of Quovadx common stock entitles the holder to one vote on each matter considered at the meeting. Accordingly, there are a maximum of 40,253,703 votes that may be cast at the meeting.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Quovadx common stock entitled to vote at the meeting will constitute a quorum. A quorum is required to conduct business at the meeting. The presence of the holders of Quovadx common stock representing at least 20,126,853 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the meeting?	The items of business scheduled to be voted on at the meeting are as follows:

1. the election of two nominees to serve as Class II directors on our Board of Directors;

2. the ratification of the appointment of our independent registered public accounting firm for the 2004 fiscal year; and

3. the approval of our Amended and Restated 1997 Stock Plan.

These proposals are described more fully below in these proxy materials. As of the date of this proxy statement, the only business that our Board of Directors intends to present or knows of that others will present at the meeting is as set forth in this proxy statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board of Directors recommend that I vote?	Our Board of Directors recommends that you vote your shares “FOR” each of the director nominees, “FOR” the ratification of independent registered public accounting firm for the 2004 fiscal year and “FOR” the approval of the Amended and Restated 1997 Stock Plan.

What shares can I vote at the meeting?	You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?	Most Quovadx stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Mellon Investor Services LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Quovadx or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Internet — Stockholders of record of Quovadx common stock with Internet access may submit proxies from any location in the world by going to the following URL address http://www.eproxy.com/qvdx. Most Quovadx stockholders who hold shares beneficially in street name may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for Internet voting availability.

By Telephone — Stockholders of record of Quovadx common stock who live in the United States or Canada may submit proxies by calling 1-800-435-6710 and entering the 11 digit control number at the bottom right hand corner of your proxy card. Most Quovadx stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for telephone voting availability.

By Mail — Stockholders of record of Quovadx common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Quovadx stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?	Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote?	You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Assistant Secretary at our principal executive offices prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who can help answer my questions?	If you have any questions about the meeting or how to vote or revoke your proxy, please contact Quovadx Investor Relations at (720) 554- 1346.

Is my vote confidential?	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Quovadx or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to Quovadx management.

What vote is required to approve each item and how are votes counted?	The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The two director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class II directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

All Other Items. For each of the other items of business, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board, “FOR” ratification of the independent auditors and “FOR” approval of the Amended and Restated 1997 Stock Plan, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

What is a “broker non-vote”?	Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters (such as election of directors and ratification of the appointment of independent registered public accounting firm), but not on non-routine matters (such as stockholder proposals and the approval of the Amended and Restated 1997 Stock Plan). Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but not non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?	Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?	If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the Annual Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the meeting?	Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Harvey A. Wagner and Linda K. Wackwitz (our Chief Executive Officer and our Executive Vice President, respectively), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

Who will serve as inspector of election?	We expect a representative of Mellon Investor Services LLC, our Transfer Agent, to tabulate the votes and act as inspector of election at the Annual Meeting.

What should I do in the event that I receive more than one set of proxy/voting materials?	You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Quovadx proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	Quovadx is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access these proxy materials or vote over the Internet, you are responsible for Internet charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish final results in our annual report on Form 10-K for the year ending December 31, 2004.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the Quovadx proxy statement for the annual meeting to be held in May or June 2005, the written proposal must be received by the Assistant Secretary of Quovadx at our principal executive offices no later than February 28, 2005. Such proposals also must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and any other applicable rules established by the U.S. Securities and Exchange Commission. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement for the 2005 Annual Meeting.

For a stockholder proposal that is not intended to be included in the Quovadx proxy statement in accordance with Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Assistant Secretary of Quovadx in accordance with our Bylaws of Quovadx, which notice, for the 2005 Annual meeting, must be received by February 28, 2005.

Nomination of Director Candidates: Our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws, as well as a statement by the individual consenting to being named as a nominee and serving as a director if elected. In addition, the stockholder must give timely notice to the Assistant Secretary of Quovadx in accordance with the provisions of our Bylaws, which, in general, require that the notice be received by the Assistant Secretary of Quovadx within the time period described above under “Stockholder Proposals.” Stockholders may also recommend a director candidate for consideration by our Board’s Nominating and Corporate Governance Committee (as opposed to making a formal nomination of such candidate), as described below under “Corporate Governance Principles and Board Matters — Consideration of Director Nominees.”

Copy of Bylaw Provisions: You may contact the Assistant Secretary of Quovadx at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table provides information relating to the beneficial ownership of Quovadx common stock as of the Record Date, by:

•	each stockholder known by us to own beneficially more than 5% of Quovadx Common Stock;

•	each of our current and former executive officers named in the summary compensation table on page 20 of this proxy statement (our former Chief Executive Officer and our four other most highly compensated executive officers during 2003);

•	each of our directors; and

•	all of our directors and executive officers as a group.

      The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of October 14, 2004 (the Record Date) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

      The number and percentage of shares beneficially owned is computed on the basis of 40,253,703 shares of Quovadx common stock outstanding as of the Record Date. Shares of Quovadx common stock that a person has the right to acquire within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. The address for those persons for which an address is not otherwise provided is c/o Quovadx, Inc., 6400 South Fiddler’s Green Circle, Suite 1000, Englewood, Colorado 80111.

	Shares Beneficially	Percentage
Name of Beneficial Owner	Owned	Beneficially Owned(1)

Heartland Advisors, Inc.; William J. Nasgovitz(2)	4,065,400	10.10%
Atlantic Medical Capital, L.P.; Nova General Partner Limited; Nova Capital Group Limited; Nova Capital Management USA LLC(3)	2,397,651	5.96%
SACC Partners LP; Riley Investment Management LLC; B. Riley & Co. Inc.; B. Riley & Co. Retirement Trust(4)	2,174,555	5.40%
Lloyd I Miller, III(5)	2,174,363	5.40%
AWM Investment Co., Inc.(6)	2,171,227	5.39%
Harvey A. Wagner(7)	384,722	*
Fred L. Brown(8)	85,000	*
J. Andrew Cowherd(9)	73,237	*
James A. Gilbert(10)	57,549	*
James B. Hoover(11)	425,860	1.06%
Jeffrey M. Krauss(12)	96,500	*
Charles J. Roesslein(13)	27,500	*
Afshin Cangarlu(14)	241,351	*
David E. Nesvisky(15)	3,000	*
Gary T. Scherping(16)	43,711	*
Lorine R. Sweeney (17)	592,000	1.47%
Ann C. Ting (18)	406,893	*
All directors, Named Executives Officers and other executive officers as a group (18 persons) (19)	1,645,886	6.74%

*	Indicates less than 1%.

(1)	Based on the total number of 40,253,703 shares of our common stock outstanding as of the Record Date.

(2)	As known to the Company pursuant to an Amendment No. 1 to Schedule 13G/ A filed with the SEC on May 10, 2004, these shares may be deemed to be beneficially owned by Heartland Advisors, Inc. by virtue of its investment discretion and voting authority by certain clients, which may be revoked at any time, and by William J. Nasgovitz, as a result of his ownership interest in Heartland Advisors, Inc., as of April 30, 2004. Heartland Advisors, Inc. and Mr. Nasgovitz each specifically disclaim beneficial ownership of any shares reported on this schedule. The address of each of Heartland Advisors, Inc. and Mr. Nasgovitz is 789 North Water Street, Milwaukee, WI 53202.

(3)	As known to the Company pursuant to a Schedule 13D filed with the SEC on August 16, 2004, these shares represents: (i) 2,327,651 shares held by Atlantic Medical Capital, L.P.; and (ii) 70,000 shares held by AHR Seller Group, LLC. These shares may be deemed to be beneficially owned by each of Atlantic Medical Capital, L.P., Nova General Partner Limited, Nova Capital Group Limited and Nova Capital Management USA LLC., as of August 6, 2004. As of August 5, 2004, J. Andrew Cowherd, one of our directors, is no longer a managing member of the general partner of Atlantic Medical Capital, L.P. Atlantic Medical Capital, L.P. is a member of the AHR Seller Group, LLC. The address of Atlantic Medical Capital, L.P. is c/o Winchester Capital, P.O. Box 1620, New Haven, Connecticut 06506. The address of Nova General Partner Limited is c/o Nova Capital Management Ltd., 36 Dover Street, 2nd Floor, London W1S4NH, United Kingdom. The address of Nova Capital Group Limited is 36 Dover Street, 2nd Floor, London W1S4NH, United Kingdom. The address of Nova Capital Management USA LLC is P.O. Box 1620, New Haven, Connecticut 06506.

(4)	As known to the Company pursuant to a Schedule 13G filed with the SEC on August 9, 2004, these shares are beneficially owned by SACC Partners LP, Riley Investment Management LLC, B. Riley & Co., Inc., B. Riley & Co. Retirement Trust, as of July 19, 2004. The address of each of SACC Partners LP, Riley Investment Management LLC, B. Riley & Co., Inc., B. Riley & Co. Retirement Trust is 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025.

(5)	As known to the Company pursuant to a Schedule 13G filed with the SEC on May 21, 2004, these shares are beneficially owned by Lloyd I. Miller, III , as of May 13, 2004. The address of Mr. Miller is 4550 Gordon Drive, Naples, Florida 34102.

(6)	As known to the Company based on information acquired from third party reporting service compiling Form 13F information, these shares are beneficially owned by AWM Investment Co., Inc., as of June 30, 2004. The address of AWM Investment Co., Inc. is 153 E. 53rd Street, New York, New York 10022.

(7)	Represents 384,722 shares subject to stock options exercisable within 60 days of October 14, 2004 held by Harvey A. Wagner.

(8)	Represents 85,000 shares subject to stock options exercisable within 60 days of October 14, 2004 held by Fred L. Brown.

(9)	Represents: (i) 11,500 shares owned by J. Andrew Cowherd individually; (ii) 1,000 shares held by Mr. Cowherd’s spouse as custodian for the benefit of Mr. and Ms. Cowherd’s son; (iii) 500 shares held in the name of Mr. Cowherd’s spouse; (iv) 237 shares held by Atlantic Medical Capital, L.P.; and (v) 60,000 shares subject to stock options exercisable within 60 days of October 14, 2004 held by Atlantic Medical Management, LLC. As of August 5, 2004, J. Andrew Cowherd, one of our directors, is no longer a managing member of the general partner of Atlantic Medical Capital, L.P. Mr. Cowherd is a member of Atlantic Medical Management, LLC, which was the management services company of Atlantic Medical Capital, L.P. until August 5, 2004. Mr. Cowherd disclaims beneficial ownership of the shares held by these entities except to the extent of his proportionate pecuniary interest.

(10)	Represents: (i) 8,799 shares held by James A. Gilbert individually; and (ii) 48,750 shares subject to stock option exercisable within 60 days of October 14, 2004 held by Mr. Gilbert.

(11)	Represents: (i) 39,934 shares owned by James B. Hoover individually; (ii) 325,926 shares held by Dauphin Capital Partners I, L.P.; (iii) 50,000 shares subject to stock options exercisable within 60 days of October 14, 2004 held by Mr. Hoover; and (iv) 10,000 shares subject to stock options exercisable within 60 days of October 14, 2004 held by Dauphin Management, L.L.C. Mr. Hoover, one of our directors, is a Member of Dauphin Management, LLC, which is the management services company of Dauphin Capital Partners I, L.P. Mr. Hoover disclaims beneficial ownership of the shares held by that entity except to the extent of his proportionate pecuniary interest.

(12)	Represents: (i) 26,500 shares owned by Jeffrey M. Krauss individually; and (ii) 70,000 shares subject to stock options exercisable within 60 days of October 14, 2004 held by Mr. Krauss.

(13)	Represents 27,500 shares subject to stock options exercisable within 60 days of October 14, 2004 held by Mr. Roesslein.

(14)	Represents 241,351 shares subject to stock options exercisable within 60 days of October 14, 2004 held by Mr. Cangarlu.

(15)	Represents 3,000 shares owned by David E. Nesvisky individually as of May 14, 2004, the date his employment with the Company terminated. Mr. Nesvisky’s vested stock options were forfeited on August 12, 2004.

(16)	Represents: (i) 33,711 shares owned by Gary T. Scherping individually as of April 11, 2004, the date his employment with the Company terminated, including 10,711 shares which were purchased under our 1999 Employee Stock Purchase Plan; and (ii) 10,000 shares held in the name of Mr. Scherping’s spouse for which Mr. Scherping disclaims beneficial ownership as of April 11, 2004, the date his employment with the Company terminated. Mr. Scherping’s vested stock options were forfeited on July 11, 2004.

(17)	Represents: (i) 86,500 shares owned by Lorine R. Sweeney individually as of April 11, 2004, the date her employment with the Company terminated; (ii) 2,500 shares owned by Ms. Sweeney’s spouse as of April 11, 2004, the date her employment with the Company terminated; and (iii) 503,000 shares owned by Ms Sweeney as of July 7, 2004, which shares were acquired through stock options exercised on that date. Ms. Sweeney’s remaining vested stock options were forfeited on July 11, 2004.

(18)	Represents: (i) 16,479 shares held by Ann C. Ting individually as of August 31, 2004, the date her employment with the Company was terminated, which shares were purchased under our 1999 Employee Stock Purchase Plan; and (ii) 390,414 shares subject to stock options exercisable within 60 days of October 14, 2004, which stock options will be forfeited on November 29, 2004 if not exercised by then.

(19)	Includes 1,645,886 shares subject to stock options exercisable within 60 days of October 14, 2004.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

      Quovadx is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. Our Board has been active in corporate governance initiatives. The Board has revised the charters of the Audit Committee and the Compensation Committee, formed the Nominating and Corporate Governance Committee and the Finance Committee and adopted charters for each and adopted a Code of Business Conduct and Ethics. Each of the Board committees operates under a written charter adopted by the Board. Our Code of Business Conduct and Ethics is available on our website at www.Quovadx.com under the “Corporate Governance” tab in the “Investors” section. Our Code of Conduct applies to all employees, including our executive officers, and directors of Quovadx. We intend to post amendments to or waivers from the Code of Business Conduct and Ethics (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer).

Board Independence

      The Board has determined each of the following directors (and each of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee) to be an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or the NASD:

Fred L. Brown
J. Andrew Cowherd
James A. Gilbert
James B. Hoover
Jeffrey M. Krauss
Charles J. Roesslein

Board Structure and Committee Composition

      As of the date of this proxy statement, our Board is composed of seven directors. Prior to September 8, 2004, our Board maintained the following standing committees: (1) the Audit Committee; (2) the Compensation Committee; (3) the Nominating and Corporate Governance Committee, (4) the Acquisition Committee and (5) the Finance Committee. On September 8, 2004, the Board dissolved the Acquisition

Committee. The membership during the last fiscal year and the function of each of the committees are described below.

			Nominating
			and Corporate
	Audit	Compensation	Governance	Acquisition	Finance
Name of Director	Committee	Committee	Committee	Committee(1)	Committee(2)

Non-Employee Directors:
Jeffrey M. Krauss	X *	X			X
(Chairman of the Board)
Fred L. Brown	X	X	X *
J. Andrew Cowherd		X *	X		X
James A. Gilbert	X		X	X	X	(3)
James B. Hoover		X	X	X *	X	(3)
Charles J. Roesslein	X	X			X	*
Employee Director
Harvey A. Wagner
Number of Meetings Held During the Last Fiscal Year	8	10	3	4	0

X =	Committee member

* =	Chairman of Committee

(1) =	Acquisition Committee was dissolved September 8, 2004.

(2) =	Finance Committee was formed February 10, 2004. Prior to that date, Messrs Krauss, Cowherd and Roesslein were members of the Acquisition Committee.

(3) =	Messrs Gilbert and Hoover were designated members of the Finance Committee, effective September 8, 2004.

      Our Board held 12 meetings during the fiscal year ended December 31, 2003 (our last fiscal year). Each director attended at least 75% of all Board and applicable Committee meetings. The Board encourages its members to attend our annual meetings of stockholders. One director attended the last annual meeting of stockholders.

Audit Committee

      The primary responsibility of the Audit Committee is to oversee the accounting and financial reporting processes of Quovadx and report the financial results to the Board. This Committee assists the Board in fulfilling its responsibilities for compliance with legal and regulatory requirements. This Committee has responsibility for oversight of the integrity of financial statements, appointment of the independent registered public accounting firm and their qualifications, independence and performance, and internal accounting and financial controls and reporting practices. Among other things, this Committee prepares the Audit Committee report for inclusion in the annual proxy statement of Quovadx; annually reviews the Committee’s charter and the Committee’s membership; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews and approves in advance any related party transactions; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on the financial statements of Quovadx. This Committee works closely with management as well as our independent registered public accounting firm. This Committee also has the authority to obtain advice and assistance from, and receive appropriate funding from Quovadx for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. This Committee has adopted a Code of Ethics for Senior Financial Officers.

      Our Board has determined that Messrs Krauss and Roesslein each qualify as an “audit committee financial expert” as defined in the rules and regulations of the Securities and Exchange Commission.

      The report of the Audit Committee is included on page 16 of this proxy statement. The charter of the Audit Committee is included as Appendix A to this proxy statement.

Compensation Committee

      The principal function of the Compensation Committee is the determination of the compensation paid to our Chief Executive Officer and other executive officers. This Committee also prepares a report on executive compensation for inclusion in our proxy statement; provides general oversight of our compensation structure; and retains and approves the terms of the retention of any compensation consultants and other compensation experts. This Committee also has the authority to make grants under and otherwise administer our equity compensation plans.

      The report of the Compensation Committee is included on page 17 of this proxy statement. The charter of the Compensation Committee is included as Appendix B to this proxy statement.

Finance Committee

      The Finance Committee assists the Board in overseeing the financial affairs of the Company. This Committee is responsible for reviewing and making recommendations to the Board about the financial affairs and policies of the Company; reporting annually to the Board on the insurance and risk management programs of the Company; designating the officers and employees of the Company who can execute documents and act on behalf of the Company in the ordinary course of business pursuant to previously approved banking, borrowing, and other financing arrangements; at least annually reviewing and making recommendations about changes to the charter of this Committee; and to obtaining and performing an annual evaluation of the Committee’s performance and making applicable recommendations.

      The charter of the Finance Committee is included as Appendix C to this proxy statement.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee assists the Board in ensuring that it is properly constituted and conducts itself appropriately in carrying out its duties and meeting its fiduciary obligations, and that the Company has, and follows, appropriate corporate governance standards. This Committee is responsible for developing and recommending to the Board the governance principles applicable to Quovadx; overseeing the evaluation of the Board and management of Quovadx; recommending to the Board director nominees for each committee; reviewing on an annual basis compensation for the directors serving on the Board and its committees; and assisting the Board in identifying prospective director nominees and determining the director nominees for election at annual meetings of stockholders of Quovadx.

      The charter of the Nominating and Corporate Governance Committee is included as Appendix D to this proxy statement.

Compensation of Directors

      It is the general policy of the Board that compensation for non-employee or independent directors should be a mix of cash and equity-based compensation. Employee directors are not paid for Board service in addition to their regular employee compensation. Independent directors may not receive consulting, advisory or other compensatory fees from Quovadx in addition to their Board compensation.

Cash Compensation

      In December 2002, the Nominating and Corporate Governance Committee and the Board reviewed and revised the Board’s cash compensation and determined to pay, beginning January 2003, each non-employee director an annual fee of $25,000 and fees of $1,500 and $1,000, respectively, for each committee and Board meeting attended, respectively, plus reasonable out-of-pocket expenses. In August 2003, the cash compensation for each Board meeting attended was increased to $1,500 beginning July 1, 2003.

Equity-based Compensation

      Quovadx also grants stock options to non-employee directors. Upon election to the Board, each non-employee director automatically receives an initial grant of a non-qualified option to purchase 25,000 shares of our common stock under our 1999 Director Option Plan. After the initial grant, a non-employee director will automatically be granted subsequent non-qualified options to purchase 10,000 shares of our common stock each year on the date of our stockholders meeting, if on such date he or she has served on our Board for at least six months. Each initial option vests 25% on each anniversary date of the grant, and each subsequent option vests 100% on the earlier of the one-year anniversary of the date of grant or the annual stockholders meeting in the next calendar year, provided that non-employee directors remain members of our Board on such dates. If we merge with another corporation or sell substantially all our assets, each option will become fully vested and exercisable. The exercise price for all non-qualified options granted to non-employee directors under this plan is equal to the fair market value of our common stock on the date of grant.

      In addition, each non-employee director who serves as chair on one of the Board’s standing committees receives an annual grant of a non-qualified option to purchase 5,000 shares of our common stock under our 1997 Stock Plan. Each non-employee director, who serves as a member of the Board’s Audit Committee, also receives an annual grant of a non-qualified option to purchase 5,000 shares of our common stock under this plan. Options so granted under this plan vest 100% on the earlier of the one-year anniversary of the date of grant or the annual stockholders meeting in the next calendar year; however, in the event of a change of control, the options will vest immediately. The exercise price for all non-qualified options granted to non-employee directors under this plan is equal to the fair market value of our common stock on the date of grant.

      During 2003 and as of the Record Date, we granted the following options to our directors:

Name of Director	Number of Shares		Date of Grant	Exercise Price

Fred L. Brown	10,000	(1)	June 19, 2003	$2.85	(4)
	5,000	(2)	May 6, 2003	$2.85	(4)
	5,000	(3)	May 6, 2003	$2.85	(4)
	5,000	(2)	June 28, 2004	$1.12	(5)
	5,000	(3)	June 28, 2004	$1.12	(5)
J. Andrew Cowherd	10,000	(1)	June 19, 2003	$2.85	(4)
	5,000	(2)	May 6, 2003	$2.85	(4)
	5,000	(2)	June 28, 2004	$1.12	(5)
James A. Gilbert	10,000	(1)	June 19, 2003	$2.85	(4)
	5,000	(3)	May 6, 2003	$2.85	(4)
	5,000	(3)	June 28, 2004	$1.12	(5)
James B. Hoover	10,000	(1)	June 19, 2003	$2.85	(4)
	5,000	(2)	May 6, 2003	$2.85	(4)
	5,000	(2)	June 28, 2004	$1.12	(5)
Jeffrey M. Krauss	10,000	(1)	June 19, 2003	$2.85	(4)
	5,000	(2)	May 6, 2003	$2.85	(4)
	5,000	(3)	May 6, 2003	$2.85	(4)
	5,000	(2)	June 28, 2004	$1.12	(5)
	5,000	(3)	June 28, 2004	$1.12	(5)
Charles J. Roesslein	10,000	(1)	June 19, 2003	$2.85	(4)
	5,000	(3)	May 6, 2003	$2.85	(4)
	5,000	(2)	June 28, 2004	$1.12	(5)
	5,000	(3)	June 28, 2004	$1.12	(5)
Harvey A. Wagner	25,000	(6)	April 12, 2004	$2.90	(7)

(1)	Automatic annual grant of subsequent non-qualified options under the 1999 Director Option Plan.

(2)	Grant of non-qualified options under the 1997 Stock Plan due to his service as chair of a standing committee of the Board.

(3)	Grant of non-qualified options under the 1997 Stock Plan due to his service as a member of the Audit Committee.

(4)	Exercise price = Closing price of Quovadx common stock as reported on the Nasdaq National Market on June 19, 2003.

(5)	Exercise price = Closing price of Quovadx common stock as reported on the Nasdaq National Market on June 28, 2004.

(6)	Grant of non-qualified options under the 1997 Stock Plan due to his appointment as a member of the Board.

(7)	Exercise price = Closing price of Quovadx common stock as reported on the Nasdaq National Market on April 12, 2004.

Consideration of Director Nominees

Stockholder Nominees

      As described above in the Question and Answer section of this proxy statement under “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?,” our Bylaws set forth the procedure for the proper submission of stockholder nominations for membership on the Board. In addition, the Nominating and Corporate Governance Committee may consider properly submitted stockholder recommendations (as opposed to formal nominations) for candidates for membership on the Board. A stockholder may make such a recommendation by submitting the following information to our Assistant Secretary at our mailing address: the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a statement of the candidate’s ownership of Quovadx stock, ten references, including both professional and personal references, information regarding any relationships between the candidate and Quovadx within the last three years and evidence of ownership of Quovadx stock by the recommending stockholder.

Director Qualifications

      Members of the Board should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Business Conduct and Ethics. While the Nominating and Corporate Governance Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness, and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

Identifying and Evaluating Nominees for Directors

      Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating candidates for nomination to the Board. Although candidates for nomination to the Board of Directors typically are suggested by existing directors or by our executive officers, candidates may come to the attention of Board through professional search firms, stockholders or other persons. The Committee shall select individuals as director nominees who shall have the highest personal and professional ethics, integrity and values, who shall be committed to representing the long-term interests of the stockholders and capable of an objective perspective, who shall have mature judgment and experience at policy-making levels, who shall be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and who shall be committed to serve on the Board for an extended period of time. The Committee shall consider the current composition of the Board and select nominees that fit the perceived needs of the Board in terms of independence (as defined by Nasdaq), background and experience with public company governance, finance, marketing, technology and government sales, as they are relevant to the Company’s then current activities. Candidates properly recommended by stockholders would be evaluated by the Nominating and Corporate Governance Committee independent directors using the same criteria as other candidates.

Executive Sessions

      Executive sessions of independent directors are held at each regularly scheduled Board meeting. The sessions are scheduled and chaired by the chairperson of the Nominating and Corporate Governance Committee. Any non-employee director can request that an additional executive session be scheduled.

Compensation Committee Interlocks and Insider Participation

      As noted above, the Compensation Committee is comprised solely of independent directors. None of its members is, or formerly was, an officer or an employee of Quovadx. No executive officers of Quovadx serve as a member of the compensation committee (or equivalent), or on the board of directors of any entity (other than Quovadx) that has one or more executive officers serving as a member of our Board or Compensation Committee, nor has any such interlocking relationship existed during 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ending December 31, 2003, all executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements.

Certain Relationships and Related Transactions

      Other than the director and executive officer compensation arrangements described elsewhere in this proxy statement and the transaction described below, there has not been since the beginning of our last fiscal year, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party, in which the amount involved exceeds $60,000, and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of these people had or will have a direct or indirect material interest.

      In March, 2002, we completed the sale of assets of our Advica Health Resources subsidiary to Royal Health Care of Long Island, LLC, d/b/a Royal Health Care (“Royal”) for $475,000 in cash and 4.6% of the outstanding equity in Royal (“Transaction”). In conjunction with the sale, Quovadx and Royal signed a seven-year, $5 million application service provider agreement. In the second quarter of 2004, we sold our minority equity investment in Royal. The sale price was $3.1 million, paid in cash, and received on June 29, 2004. The Company recorded a $1.2 million gain on the sale of this asset. Mr. Jeffrey M. Krauss, our Chairman of the Board, is also a member of the Board of Managers of Royal, where he represents the membership interests of the New York City Investment Fund. Mr. Krauss maintained a strict policy of confidentiality and personal exclusion from all financial matters associated with this Transaction, as evidenced by his abstention from all meetings and votes on behalf of each of the parties related to respective evaluations of deal terms and decisions to proceed with the Transaction.

Communications with the Board

      Stockholders may communicate with our Board by writing to: Board of Directors, c/o Assistant Secretary, 6400 South Fiddler’s Green Circle, Suite 1000, Englewood, Colorado 80111, Attention: Chair of the Nominating and Corporate Governance Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Quovadx, Inc. Board of Directors’ Audit Committee (the “Audit Committee”) is currently comprised of four directors who are not employees of Quovadx, Inc. All members of the Audit Committee meet the criteria for independence as currently defined in Rule 4200(a)(15) of the listing standards of the National Association Securities Dealers, Inc. (“NASD”).

      During 2003, the Audit Committee was composed of Messrs Krauss, Brown, Gilbert and Roesslein and operated under its written charter, as adopted by the Board. The Audit Committee’s revised charter (“Charter”) is attached as Appendix A to this proxy statement. The Audit Committee reviews and assesses the adequacy of its Charter on an annual basis, or more frequently as needed. In 2003, among other business, the Audit Committee adopted the policies and guidelines of the Audit Committee for pre-approval of independent auditor services.

      The Audit Committee held eight meetings and acted two times by unanimous written consent during 2003. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s management (“Management”) and between the Audit Committee and the Company’s independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”). During these meetings, the Audit Committee reviewed and discussed the Company’s audited financial statements with Management and Ernst & Young.

      The discussions with Ernst & Young also included the matters required to be discussed by (1) Statements on Auditing Standards (SAS) No. 61 (Communication with Audit Committees), as amended by SAS No. 89 (Audit Adjustments), and SAS No. 90 (Audit Committee Communications) (Codification of Statements on Auditing Standard, AU 380), (2) SAS No. 99 (Consideration of Fraud in a Financial Statement Audit) and (3) Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a. The Audit Committee received from Ernst & Young written disclosures regarding its independence as required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees.” This information was discussed with Ernst & Young. The Audit Committee also has considered whether the provision of the non-audit services provided by Ernst & Young in 2003 was compatible with maintaining Ernst & Young’s independence in the conduct of its auditing functions and has concluded that it was.

      In reliance on the above-referenced reviews and discussions, and the report of the Company’s independent auditors, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the Company’s audited financial statements for the years ended December 31, 2003 and 2002 in Amendment No. 3 to the Company’s Annual Report on Form 10-K/ A for the year ended December 31, 2003 for filing with the United States Securities and Exchange Commission.

      The foregoing report is provided by the undersigned members of the Audit Committee.

Jeffrey M. Krauss (Chairman)
Fred L. Brown
James A. Gilbert
Charles J. Roesslein

REPORT OF THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS

Introduction

      The Quovadx, Inc. Board of Directors’ Compensation Committee (the “Compensation Committee”) administers the executive compensation program of the Company. In this regard, the role of the Compensation Committee, which is composed solely of non-employee directors, is to establish and approve salaries and other compensation of the Company’s executive officers. The Compensation Committee also oversees the Company’s stock option plans, including reviewing and approving stock option grants to Quovadx’s executive officers and employees. The Compensation Committee’s written charter, which describes in greater detail the Compensation Committee’s responsibilities and authority, is attached as Appendix B to this proxy statement.

      The Company’s executive compensation program is designed to attract and retain executives who will contribute to the Company’s long-term success, to reward executives for achieving both short and long-term strategic Company goals, to link executive and stockholder interests through equity-based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A meaningful portion of each executive’s total compensation is intended to be variable and to relate to and be contingent upon Company performance.

Compensation Philosophy

      The Company’s compensation philosophy is that cash compensation must be competitive with other technology companies of comparable size in order to help motivate and retain existing staff and provide a strong incentive to achieve specific Company goals. The Company believes that the use of stock options as a long-term incentive links the interests of the employees to that of the stockholders and motivates key employees to remain with the Company to a degree that is critical to the Company’s long-term success, while rewarding individuals for the Company’s performance, to the extent it is reflected in the stock price of the Company. In 2003, management’s bonus plan was tied to the achievement of specific levels of revenues and earnings before taxes versus the operating budget according to a formula approved by the Board. Based on the results of 2003, no cash bonuses were paid to management under this formula.

Executive Officer Compensation

      Each executive officer’s compensation package is comprised of three components: base salary, bonus and stock-based incentive awards.

Base salary

      Base salary reflects individual performance and personal expertise. The level of base salary is based primarily upon the individual qualifications and relevant experience of each officer, the strategic goals for which the officer has primary responsibility, the compensation levels at similar companies and, based on market comparisons, the incentives necessary to attract and retain qualified management. Base salaries are adjusted each year to allow Quovadx to maintain a competitive salary structure and to reward individual performance and growth.

Bonus

      Bonuses are tied to the achievement of certain performance standards or to reward outstanding service or achievement, are paid in cash and are variable in amounts. Cash bonuses may be awarded on a discretionary basis based on achievement of departmental team goals and company-wide goals.

Stock-based incentive awards

      Stock-based incentive awards are designed to align the interests of the Company’s executive officers with those of the Company’s stockholders. Officers are awarded options to purchase shares of the Company’s common stock under the Company’s 1997 Stock Plan, which has been approved by our stockholders. The Compensation Committee considers the officer’s position with the Company, his or her responsibilities and performance and the practices at similar companies, as well as the officer’s existing level of equity ownership in the Company. Each option grant allows an officer to acquire shares of the Company’s common stock over a period of time, generally ten years, at a fixed price per share, which is the fair market value of a share of the Company’s common stock on the date of the grant. No options were granted to the Company’s executive officers during fiscal 2003.

Chief Executive Officer Compensation

      Lorine R. Sweeney was the Company’s Chief Executive Officer from October 1997 until April 2004. The Compensation Committee evaluated a number of factors to determine the compensation received by Ms. Sweeney, including the performance for chief executive officers of similar companies, information provided by a leading independent compensation consultant and other factors including but not limited to: personnel management (including hiring and retention of key individuals), investor relations, relations with the Board, acquisitions and financial management.

      Her base salary and bonus for the year ended December 31, 2003 were $375,000 and $125,000, respectively. This represented an increase in base salary of 7.1% from her base salary in the year ended December 31, 2002, and a decrease in bonus of 50.0% from the bonus paid to her in the year ended December 31, 2002.

      In December 2003, the Compensation Committee approved a discretionary bonus pool of $300,000 for senior executives. Ms. Sweeney’s $125,000 bonus for 2003 was approved as part of that pool and was paid in 2004.

      On February 20, 2004, Ms. Sweeney received a grant of an option to purchase 250,000 shares of the Company’s common stock under the Company’s 1997 Stock Plan at an exercise price of $6.08 per share. This option was to have vested over a four-year period with 25% vesting on the first anniversary of the date of grant and the remaining 75% vesting in equal monthly installments over the next three years; all options under this grant were forfeited upon her resignation.

      The foregoing report is provided by the undersigned members of the Compensation Committee.

J. Andrew Cowherd (Chairman)
Fred L. Brown
James B. Hoover
Jeffrey M. Krauss
Charles J. Roesslein

EXECUTIVE OFFICERS, EXECUTIVE COMPENSATION

Executive Officers

      The following table sets forth, as of the Record Date, information about each of our executive officers. There are no family relationships among any of our directors or executive officers. The following individuals, who were executive officers during 2003, are no longer with the Company: Lorine R. Sweeney, former President and Chief Executive Officer; Gary T. Scherping, former Executive Vice President and Chief Financial Officer; David E. Nesvisky, former Executive Vice President of Sales; and Ann C. Ting, former Executive Vice President and Chief Technology Officer.

Name	Age	Position

Harvey A. Wagner	63	President and Chief Executive Officer
Melvin L. Keating	57	Acting Chief Financial Officer
Ronald A. Paulus	42	Chief Healthcare Officer
Afshin Cangarlu	38	Executive Vice President and President of Integration Solutions Division
Cory Isaacson	48	Executive Vice President and President of Rogue Wave Software Division
Thomas H. Zajac	44	Executive Vice President and President of CareScience Division
Linda K. Wackwitz	54	Executive Vice President, General Counsel and Assistant Secretary
Mark S. Rangell	40	Senior Vice President of Marketing and Corporate Services

      The following sets forth the business experience of each of our other executive officers over the last five years:

      Harvey A. Wagner. Mr. Wagner has been our President and Chief Executive Officer since October 8, 2004 and our Director since April 11, 2004. Mr. Wagner served as our acting President and Chief Executive Officer from May 1, 2004 to October 7, 2004. He currently is a member of the board of directors, Chairman of the Audit Committee, and a member of the Compensation Committee, of CREE, Inc. He also currently is a member of the board of directors, and Chairman of the Audit Committee, of Proficient Systems, Inc., a privately held company. Mr. Wagner served as Executive Vice President and Chief Financial Officer of Mirant Corporation from January 2003 to April 2004. Prior to joining Mirant, Mr. Wagner was Executive Vice President of Finance, Secretary, Treasurer, and Chief Financial Officer at Optio Software, Inc. from February 2002 to December 2002. He acted as interim Chief Financial Officer for Targus Group International, Inc. from September 2001 to January 2002. From May 2001 to August 2001, he performed independent consulting services for various corporations. He was Chief Financial Officer, General Manager, and Chief Operating Officer for PaySys International, Inc. from December 1999 to April 2001. He served as Executive Vice President of Finance and Administration, and Chief Financial Officer for Premiere Technologies, Inc. from April 1998 to September 1999. Prior to joining Premier Technologies, Mr. Wagner served as Senior Vice President of Finance, Chief Financial Officer and Treasurer of Scientific-Atlantic, Inc. from 1994 to 1998.

      Melvin L. Keating. Mr. Keating has been our acting Chief Financial Officer since April 2004. He currently serves on the board of directors and as Chairman of the Audit Committee of Plymouth Rubber Co. Mr. Keating also currently serves as President and Chief Executive Officer of Picasso Properties and as a Consultant to Warburg Pincus Equity Partners. He also served as President and Chief Executive Officer of Sunbelt Management Company from 1997 to 1999. He served on the board of directors of Price Legacy Corp., a REIT that he helped to create, until 2004 and was Chairman of its Audit Committee. From 1986 to 1997, Mr. Keating served as Senior Vice President of Finance and Administration of Olympia & York Companies, and related Reichmann family entities. Mr. Keating earned his B.A. degree in History of Art from Rutgers

University and received both his M.S. degree in Accounting and his M.B.A. degree in Finance from The Wharton School of the University of Pennsylvania.

      Ronald A. Paulus. Dr. Paulus has been our Chief Healthcare Officer since February 2004. From July 2003 to February 2004, he was President and Chief Executive Officer of CareScience, Inc., which is primarily a provider of care management services to hospitals and health systems acquired by Quovadx in September 2003. From March 1993 to July 2003, Dr. Paulus held several positions of increasing responsibility, including the role of President and Chief Operating Officer, at CareScience. Dr. Paulus earned his B.S. degree in Economics and his M.B.A. degree with concentration in healthcare management from The Wharton School, University of Pennsylvania, and he received his M.D. degree from the School of Medicine, University of Pennsylvania.

      Afshin Cangarlu. Mr. Cangarlu has been the President of Integration Solutions division (formerly Enterprise Applications Software division) since February 2004 and our Executive Vice President since August 2001. He served as our Interim President from April 11, 2004 to May 1, 2004 and as our Chief Operating Officer from December 2001 to February 2004. From May 2000 to August 2001, Mr. Cangarlu was Senior Vice President and General Manager for the West Region Consulting Practice of Quovadx. From October 1995 to April 2000, Mr. Cangarlu was the CIO and Director of Application Development of DreamWorks SKG Information Technology organization, where he was tasked to design and implement business applications supporting all divisions of the company.

      Cory Isaacson. Mr. Isaacson has been our Executive Vice President and President of Rogue Wave Software division since February 2004. From August 2003 to February 2004, Mr. Isaacson was Vice President of Product Management of Quovadx. From June 1986 to August 2003, Mr. Isaacson was the Founder and President of CMI Corporate Marketing, Inc. (d/b/a CompuFlex International), a developer of the WebAccel software, a leading application development framework for the IBM WebSphere platform, offering the fastest method for bringing business applications to the Web, which software was acquired by Quovadx in August 2003. He served as an executive manager of Garg Data, Inc. from April 1996 to August 1999 and of Capita Technologies, Inc., from August 1999 to February 2001.

      Thomas H. Zajac. Mr. Zajac has been our Executive Vice President and President of the CareScience division since August 2004. He served as Senior Vice President and General Manager of the CareScience unit from September 2003 through August 2004 and as Senior Vice President and Chief Operating Officer of CareScience, Inc. from November 1999 through September 2003. Mr. Zajac led the Business Solutions Group of Eclipsys Corporation from January 1999 through November 1999, which company offers management consulting, business transformation and value realization services. He joined Eclipsys in January 1999 as part of its acquisition of Transition Systems Inc., where Mr. Zajac held several roles of increasing responsibilities since April 1987, most recently serving as Chief Operating Officer and General Manager. Mr. Zajac received his M.B.A. degree in Finance, and his B.S. degree in Commerce and Chemical Engineering from Drexel University.

      Linda K. Wackwitz. Ms Wackwitz has been our Executive Vice President, General Counsel and Assistant Secretary since December 2001. Prior to joining us, she was a partner from December 1999 until November 2001, and special counsel from November 1997 to December 1999, in the commercial law and securities group of Holme Roberts & Owen LLP’s Boulder and Denver offices where her principal clients were rapidly growing technology companies.

      Mark S. Rangell. Mr. Rangell has been our Senior Vice President of Marketing and Corporate Services since February 2004. From July 2002 to February 2004, he was our Senior Vice President of Corporate Strategy and Planning. From November 2000 to July 2002, Mr. Rangell was our Senior Vice President and General Manager of Process Management Services. From November 1999 to November 2000, he was our Senior Vice President of Marketing and Product Management. From December 1997 to November 1999, Mr. Rangell was our Senior Vice President of Sales and Marketing. Mr. Rangell received his B.S. degree in Computer Applications and Information Systems from New York University and his M.S. degree in Management from Massachusetts Institute of Technology.

Summary Compensation Table

      The following table sets forth information concerning compensation received by our former Chief Executive Officer and each of our other four most highly compensated executive officers who served in those capacities during 2003 (individually, a “Named Executive Officer,” and collectively, the “Named Executive Officers”), for services rendered during the years ended December 31, 2003, 2002 and 2001:

								Long Term
								Compensation
								Awards
								Securities
						Other Annual		Underlying	All Other
Name and Principal Position	Year	Salary		Bonus(1)		Compensation		Options (#)	Compensation

Lorine R. Sweeney(8)	2003	$374,808	(7)	$125,000	(7)	—		—	—
Former President and	2002	$350,000		$250,000		—		125,000	—
Chief Executive Officer	2001	$278,461		$82,500		—		375,000	—
Afshin Cangarlu
Executive Vice President	2003	$262,404		$48,000		—		—	—
and President of Enterprise	2002	$249,808		$152,500		—		95,000	—
Applications Software	2001	$200,000		$288,609		—		130,000	—
Division
David E. Nesvisky(2)	2003	$250,000		$100,000	(3)	$166,467	(4)	—	—
Former Executive Vice	2002	$562,500		$150,000	(3)	$363,462	(5)	215,000	—
President, Sales	2001	—		—		—		—	—
Gary T. Scherping(9)	2003	$226,671	(7)	$59,000	(7)	—		—	—
Former Executive Vice	2002	$210,000		—		—		45,000	—
President and Chief	2001	$166,212		$37,022		—		160,000	—
Financial Officer
Ann C. Ting(6)	2003	$220,419		$38,000		—		—	—
Former Executive Vice	2002	$210,000		$25,000		—		130,000	—
President and Chief	2001	$121,962		—		—		360,000	—
Technology Officer

(1)	Bonuses included in each year were earned in that year, but not paid until the following year.

(2)	Mr. Nesvisky joined Quovadx in April 2002. Mr. Nesvisky received no compensation from Quovadx prior to that time. On May 14, 2004, Mr. Nesvisky’s employment with the Company terminated.

(3)	Represents contractual bonus pursuant to Mr. Nesvisky’s employment agreement.

(4)	$75,929 represents sales commissions earned by Mr. Nesvisky during 2003 and $86,538 represents a guaranteed draw.

(5)	$363,462 represents a guaranteed draw.

(6)	Dr. Ting joined Quovadx in June 2001. Dr. Ting received no compensation from Quovadx prior to that time. On August 31, 2004, Dr. Ting’s employment with the Company terminated.

(7)	In May 2004, as a result of a general review of the Company’s past accounting practices, its first quarter contracts and of the circumstances leading to the restatement of its 2003 financial results, the Company demanded the return of certain prior compensation including bonuses already paid to Ms. Sweeney and Mr. Scherping.

(8)	On April 11, 2004, Ms. Sweeney’s employment with the Company terminated.

(9)	On April 11, 2004, Mr. Scherping’s employment with the Company terminated.

Option Grants in the Last Fiscal Year

      No stock options were granted to the Named Executive Officers during 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table contains the aggregate number of shares of our common stock underlying stock options exercised during the fiscal year ended December 31, 2003 and the numbers of shares underlying stock options held by each Named Executive Officer as of December 31, 2003:

			Number of Shares
			Underlying		Value of Unexercised
			Unexercised Options at		In-The-Money Options at
	Shares		December 31, 2003		December 31, 2003(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Lorine R. Sweeney	—	—	1,438,726	—	$3,339,547	—
Afshin Cangarlu	—	—	171,458	123,542	$25,763	$77,287
David E. Nesvisky	—	—	86,563	128,437	$22,900	$68,700
Gary T. Scherping	—	—	157,833	106,167	$25,763	$25,763
Ann C. Ting	—	—	268,749	221,251	$22,900	$68,700

(1)	The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of shares of our common stock underlying the option by the difference between the exercise price of the option and the closing price of our common stock as reported on the Nasdaq National Market on December 31, 2003 (i.e., $4.90 per share).

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table provides certain information concerning our equity compensation plans as of December 31, 2003.

			Number of Securities
			Remaining Available for
	Number of Securities to	Weighted-Average	Future Issuance Under Equity
	be Issued upon Exercise	Exercise Price of	Compensation Plans
	of Outstanding Options	Outstanding Options,	(Excluding Securities Reflected
Plan Category	and Rights	Warrants and Rights	in the First Column)

Equity compensation plans approved by security holders(1)	5,410,198 (2)	$5.84 (2)	3,961,599 (3)
Equity compensation plans not approved by security holders(4)	1,673,265	$6.26	1,460,650

Total	7,083,463	$5.94	5,422,249

(1)	Information is provided with respect to our 1997 Stock Plan, 1999 Director Stock Option and 1999 Employee Stock Purchase Plan.

(2)	We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under our 1999 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under our 1999 Employee Stock Purchase Plan. The 1999 Employee Stock Purchase Plan provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock at the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.

(3)	This amount includes 2,438,872 shares available for future issuance under our 1997 Stock Plan, 534,083 shares available for future issuance under our 1999 Director Stock Option Plan and 988,644 shares available for future issuance under our 1999 Employee Stock Purchase Plan as of December 31, 2003. The number of shares available for future issuance under our 1997 Stock Plan is automatically increased each year by an amount equal to the lesser of (i) 1,224,000 shares, (ii) 5% of the number of outstanding shares of common stock of the Company, or (iii) a lesser amount determined by the Board. The number of shares available for future issuance under the 1999 Director Stock Option Plan is automatically increased each year by an amount equal to the lesser of (i) 200,000 shares, (ii) 1% of the number of outstanding shares of common stock of the Company, or (iii) a lesser amount determined by the Board. The number of shares available for future issuance under the 1999 Employee Stock Purchase Plan is automatically increased each year by an amount equal to the lesser of (i) 500,000 shares, (ii) 2% of the number of outstanding shares of common stock of the Company, or (iii) a lesser amount determined by the Board.

(4)	Information is provided with respect to our 2000 Nonstatutory Stock Option Plan. A description of the 2000 Nonstatutory Stock Option Plan follows below.

2000 Nonstatutory Stock Option Plan

      In September 2000, our Board adopted the 2000 Nonstatutory Stock Option Plan (the “NSO Plan”). The Board of Directors is authorized to administer the NSO Plan. The Board has delegated to the Compensation Committee authority to administer certain aspects of the NSO Plan. The Board and the Compensation Committee have the authority to select the recipients of options under the NSO Plan, provided that no options will be issued under the NSO Plan to directors or executive officers of the Company. The Board and the Compensation Committee also have the authority to determine (i) the number of shares of common stock covered by such options, (ii) the dates upon which such options become exercisable, (iii) the exercise price of options (which may not be less than the fair market value of the common stock on the date of grant), and (iv) the duration of the options (which may not exceed 10 years). The Board generally is authorized to amend, alter, suspend or terminate the NSO Plan at any time, but no amendment, alteration, suspension or termination of the NSO Plan may adversely affect any option previously granted under the plan without the written consent of the optionee.

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

      The following graph compares the cumulative total return to holders of our Common Stock with the cumulative total return on the Nasdaq Stock Market Composite Index-U.S. and the RDG Software Composite Index. The graph assumes that $100 was invested in our Common Stock and in the indices shown below on February 10, 2000, the date of our initial public offering, and assumes reinvestment of dividends. No dividends have been declared or paid on our Common Stock. Historic stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF 46 MONTH CUMULATIVE TOTAL RETURN*

AMONG QUOVADX, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RDG SOFTWARE COMPOSITE INDEX

	Cumulative Total Return

	2/00	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02	3/03	6/03	9/03	12/03

Quovadx, Inc.	100.00	79.86	29.86	25.00	28.47	36.98	75.00	69.17	50.83	46.17	34.89	7.78	13.44	10.72	15.17	21.00	27.22
Nasdaq Stock Market (U.S.)	100.00	116.64	101.41	93.51	62.61	46.73	55.10	38.23	49.70	47.09	37.54	30.12	34.36	34.56	41.67	45.88	51.37
RDG Software Composite	100.00	115.99	100.96	96.34	62.61	51.50	68.08	42.42	56.83	52.05	41.85	32.85	39.91	36.91	40.64	43.26	48.59

*	$100 invested on 2/10/00 in stock or on 1/31/00 in index — including reinvestment of dividends. Fiscal year ending December 31.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE

ELECTION OF DIRECTORS

      Our Amended and Restated Certificate of Incorporation provides that our Board shall be divided into three classes designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. We currently have seven directors, consisting of two Class I directors whose terms expire at our annual meeting of stockholders to be held in 2006; two Class II directors, whose terms expire at the upcoming Annual Meeting; and three Class III directors, whose terms expire at our annual meeting of stockholders to be held in 2005. In accordance with our Amended and Restated Certificate of Incorporation, any additional directorships resulting from an increase in the number of directors will be apportioned among the three classes so as to maintain the number of directors in each class as nearly equal as possible.

Class II Director Nominees

      There are two nominees for election as Class II directors this year. The Board, based on the recommendation of its Nominating and Corporate Governance Committee, has nominated J. Andrew Cowherd and James B. Hoover for re-election as Class II directors, each of whom has served as a director since the last annual meeting. If elected, Messrs Cowherd and Hoover will hold office as Class II directors until our annual meeting of stockholders held in 2007, and until their respective successors are elected and qualified or until their earlier death, resignation or removal.

      If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the two nominees recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that each nominee will be available to serve as a director. In the event Messrs Cowherd or Hoover becomes unavailable, however, the proxy holders will be voted for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs Cowherd and Hoover.

Vote Required and Recommendation of the Board of Directors

      The two nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class II directors. Votes withheld from any director nominee will be counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF J. ANDREW COWHERD

AND JAMES B. HOOVER AS CLASS II DIRECTORS.

Information Concerning the Nominees and Continuing Directors

      The following table and paragraphs set forth the name and age of each nominee and each current director of Quovadx whose term of office continues after the upcoming meeting, the principal occupation of each during the past five years and the period during which each has served as a director of Quovadx. Information as to the stock ownership of each of our directors and all of our current executive officers as a group is set forth above under “Security Ownership of Certain Beneficial Owners and Management.” There are no family relationships between any director or executive officer.

		Class and Year in
Name of Director	Age	Which Term Expires	Position with the Company

Fred L. Brown	63	Class I, 2006	Director
Charles J. Roesslein	56	Class I, 2006	Director
J. Andrew Cowherd	51	Class II, 2004	Director
James B. Hoover	49	Class II, 2004	Director
James A. Gilbert	56	Class III, 2005	Director
Jeffrey M. Krauss	47	Class III, 2005	Chairman of the Board of Directors
Harvey A. Wagner	63	Class III, 2005	Director, President and Chief Executive Officer

Nominees for Election as Class II Directors Serving for a Term Expiring in 2007

      J. Andrew Cowherd. Mr. Cowherd has been a Director of Quovadx since March 1997 and he currently is Chairman of our Compensation Committee and a member of our Nominating and Corporate Governance Committee and our Finance Committee. He also currently is a principal in 25-B Corp., a firm providing consulting services to venture capital firms and venture-backed companies. From July 1996 until August 2004, Mr. Cowherd was a Managing Member of the general partner of Atlantic Medical Capital, L.P., a private investment fund dedicated to making investments in healthcare companies. Since July 1996, Mr. Cowherd has been a Member of Atlantic Medical Management, LLC, which was the management services company of Atlantic Medical Capital, L.P. until August 2004 In addition, Mr. Cowherd has been a Director of two privately held companies: NotifyMD, Inc., a company providing communications services to physicians, from August 1997 until September 2004, and Nursefinders, Inc., a company providing healthcare staffing and home health care services, from January 1998 until August 2004.

      James B. Hoover. Mr. Hoover has been a Director of Quovadx since June 1999 and he currently is a member of our Nominating and Corporate Governance Committee and our Compensation Committee, as well as our Finance Committee. He currently is the Managing Member of DCP I, L.L.C., which is the general partner of Dauphin Capital Partners I, L.P., a healthcare venture capital firm founded in June 1998. He also currently is the Managing Member of Dauphin Capital, LLC, which is the general partner of Dauphin Capital Partners, L.P., and a Member of Dauphin Management, LLC, which is the management services company of Dauphin Capital Partners, L.P. and Dauphin Capital Partners I, L.P. In addition, Mr. Hoover currently serves on the Board of Trustees of Elizabethtown College and as Chairman of their Investment Committee. Mr. Hoover currently is a Director, and a member of the Compensation Committee, of U.S. Physical Therapy, Inc., a national operator of outpatient rehabilitation clinics. He also currently is a Director, and a member of the Compensation Committee, of Allion Healthcare, Inc., a national specialty pharmacy serving the HIV/AIDS market. He also currently is a director of several privately held healthcare companies. From November 1992 until June 1998, Mr. Hoover was a General Partner of Welsh, Carson, Anderson & Stowe, a private equity firm specializing in the acquisition of healthcare and information services businesses.

Class I Directors Continuing In Office — Term Expiring In 2006

      Fred L. Brown. Mr. Brown has been a Director of Quovadx since December 1999 and he currently is Chairman of our Nominating and Corporate Governance Committee and a member of our Audit Committee and our Compensation Committee. Mr. Brown also currently is Vice Chairman and a member of the Board Commissioners of the Joint Commission on Accreditation of Healthcare Organizations and Chairman of the National Kidney Foundation. He currently serves as an advisor to management and as a visiting professor at the George Washington University. Mr. Brown previously served as Director of Curon Medical, Inc., a medical product company, from May 2000 to August 2003, Director of America’s Doctor, a privately held company, until August 2003, and Director of Wellinx, Inc., also a privately held company, until August 2003. He also previously served as Vice Chairman of BJC HealthCare, a comprehensive healthcare network featuring 14 acute care hospitals, 7 long-term care facilities, 30,000 caregivers and physicians, and health plans covering more than 200,000 patients (“BJC”), from January 1999 to December 2000, during his tenure as

Chairman of the American Hospital Association. Mr. Brown served as the founding President and Chief Executive Officer of BJC from June 1993 until December 1998.

      Charles J. Roesslein. Mr. Roesslein has been a Director of Quovadx since December 2002 and he currently is Chairman of our Finance Committee and is a member of each of our Audit Committee and our Compensation Committee. He also currently is a Director of Atlantic Tele-Network, Inc., a telecommunication company. Mr. Roesslein has been a Director of National Instruments Corporation, a global leader in virtual instrumentation software and hardware, since July 2000. He is a retired officer of SBC Communications. Mr. Roesslein previously served as Chairman of the Board of Directors, President and Chief executive Officer of Prodigy Communications Corporation, an Internet service provider, from June 2000 to December 2000. He served as President and Chief Executive Officer of SBC-CATV, a cable television service provider, from October 1999 until May 2000, and as President and Chief Executive Officer of SBC Technology Resources, the applied research division of SBC Communications Inc., from August 1997 to October 1999.

Class III Directors Continuing In Office — Term Expiring In 2005

      James A. Gilbert. Mr. Gilbert has been a Director of Quovadx since October 2001 and he currently is a member of our Nominating and Corporate Governance Committee and our Audit Committee as well as our Finance Committee. He also currently is a Managing Partner of LiveOak Equity Partners, L.P., a venture capital fund focusing on the information technology and healthcare industries. Mr. Gilbert previously served on the Board of Directors, and as President and Chief Operating Officer, of IMNET Systems, Inc., a provider of electronic information and document management systems to the healthcare industry, from September 1996 to November 1997. In addition, Mr. Gilbert served as a Director of Simione Central Holdings, Inc., a provider of management information systems to the home healthcare community, for several years during the mid-to-late 1990s. Mr. Gilbert currently serves as a director of several privately held companies.

      Jeffrey M. Krauss. Mr. Krauss has been our Chairman of the Board since March 1997 and he currently is Chairman of our Audit Committee and a member of our Compensation Committee and our Finance Committee. Mr. Krauss is a Certified Public Accountant. Since April 2000, he has been a Managing Member of Psilos Group Managers, LLC, a New York based venture capital firm, and a Managing Member of the general partner of Psilos Group Partners I, LP, Psilos Group Partners II, LP, and Psilos Group Partners II SBIC, LP, each a venture capital partnership. From May 1990 until March 2000, Mr. Krauss was a General Partner of the general partner of Nazem & Company III, L.P. and Nazem & Company IV, L.P., both venture capital funds. During that time, he also was a General Partner of the Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France. Mr. Krauss currently is a Director of Tegal Corporation, a designer and manufacturer of plasma etch and deposition systems used in the production of integrated circuits. He also currently is a director of several privately held companies.

      Harvey A. Wagner. Mr. Wagner has been a Director of Quovadx since April 11, 2004 and our President and Chief Executive Officer since October 8, 2004. Mr. Wagner served as our acting President and Chief Executive Officer from May 1, 2004 to October 7, 2004. He currently is a member of the board of directors, Chairman of the Audit Committee, and a member of the Compensation Committee, of CREE, Inc. He also currently is a member of the board of directors, and Chairman of the Audit Committee, of Proficient Systems, Inc., a privately held company. Mr. Wagner served as Executive Vice President and Chief Financial Officer of Mirant Corporation from January 2003 to April 2004. Prior to joining Mirant, Mr. Wagner was Executive Vice President of Finance, Secretary, Treasurer, and Chief Financial Officer at Optio Software, Inc. from February 2002 to December 2002. He acted as interim Chief Financial Officer for Targus Group International, Inc. from September 2001 to January 2002. From May 2001 to August 2001, he performed independent consulting services for various corporations. He was Chief Financial Officer, General Manager, and Chief Operating Officer for PaySys International, Inc. from December 1999 to April 2001. He served as Executive Vice President of Finance and Administration, and Chief Financial Officer for Premiere Technologies, Inc. from April 1998 to September 1999. Prior to joining Premier Technologies, Mr. Wagner served as Senior Vice President of Finance, Chief Financial Officer and Treasurer of Scientific-Atlantic, Inc. from 1994 to 1998.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2004. Services provided to Quovadx and its subsidiaries by Ernst & Young during the fiscal year ended December 31, 2003 are described under “Audit and Related Fees for Fiscal 2003 and 2002” below. Representatives of Ernst & Young will be present at the meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Audit and Related Fees for Fiscal 2003 and 2002

      The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company’s independent registered public accounting firm. In addition to retaining Ernst & Young to audit the Company’s consolidated financial statements for 2003, the Audit Committee retained Ernst & Young to provide other auditing and advisory services in 2003. The Audit Committee understands the need for Ernst & Young to maintain objectivity and independence in its audits of the Company’s financial statements. The Audit Committee has reviewed all non-audit services provided by Ernst & Young in 2003 and has concluded that the provision of such services was compatible with maintaining Ernst & Young’s independence in the conduct of its auditing functions.

      To help ensure the independence of the independent registered public accounting firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent registered public accounting firm. Pursuant to this policy, all audit and non-audit services to be performed by the independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

      Aggregate fees billed to the Company and its subsidiaries for the fiscal years ended December 31, 2003 and 2002 by Ernst & Young were as follows:

	2003	2002

Audit Fees(a)	$931,796	$399,595
Audit-Related Fees(b)	39,510	46,620

Total Audit and Audit-Related Fees	971,306	446,215
Tax Fees(c)	181,759	118,285
All Other Fees	0	0

Total Fees	$1,153,065	$564,500

(a)	This category includes fees for the audit of Quovadx’s annual financial statements for the years ended December 31, 2003 and 2002, review of financial statements included in Quovadx’s Form 10-Q Quarterly Reports filed during 2003 and 2002 and services that are normally provided by the independent registered public accounting firm with statutory and regulatory filings or engagements for both fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and the preparation of an annual “management letter” on internal control matters. Audit fees for 2003 include $305,756 related to the Company’s restatement of its financial results for the years ended December 31, 2003 and 2002.

(b)	This category includes fees for employee benefit plan audits, due diligence services and audits related to acquisitions.

(c)	This category includes fees for tax consulting services (e.g., Federal, state and local tax planning or preparation for the Company and its subsidiaries and technical tax advice).

Vote Required and Recommendation of the Board of Directors

      Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2004, requires the affirmative vote of a majority of the shares of Quovadx common stock present in person or represented by proxy and entitled to be voted at the meeting. Abstentions have the same effect as a vote against the proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE

APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

      Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

PROPOSAL THREE

APPROVAL OF THE AMENDED AND RESTATED 1997 STOCK PLAN

      This is a proposal to approve the amendment and restatement of our 1997 Stock Plan (the “Plan”) so that we can use it to achieve the Company’s goals and also receive a federal income tax deduction for certain compensation paid under the Plan. Approval of the amendment and restatement of the Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock that are present in person or by proxy and entitled to vote at the Annual Meeting.

      Our Board has approved the amendment and restatement of the Plan, subject to approval from our stockholders at the Annual Meeting. Our named executive officers and directors have an interest in this proposal.

      We believe strongly that the approval of the amended and restated Plan is essential to our continued success. Our employees are our most valuable assets. Stock options and other awards such as those provided under the amended and restated Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the competitive labor markets in which we must compete. Such awards also are crucial to our ability to motivate individuals in our service to achieve the Company’s goals.

Changes Being Made to the Plan

      The Plan currently allows for the grant of stock options and stock purchase rights. Stockholders are being asked to approve an amendment to the Plan to also permit the award of stock appreciation rights, performance shares, and performance units under the Plan. The ability to grant a wider range of awards under the Plan will help us achieve our goal of attracting, retaining and motivating our talented personnel. We want to ensure the Company has maximum flexibility in determining the appropriate equity compensation for its employees and other service providers. The amended and restated Plan has also been amended to add specific performance criteria that the Plan administrator may use to establish performance objectives upon achievement of which will allow certain awards to vest or be issued, which in turn will allow the Company to receive income tax deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). We are not proposing to amend the Plan in any other material respect.

Summary of the 1997 Stock Plan

      The following is a summary of the principal features of the amended and restated Plan and its operation. The following summary is qualified in its entirety by reference to the Plan as set forth in Appendix E to this proxy statement.

Background and Purpose of the Plan

      The Plan is intended to attract, retain and increase incentives through share ownership on the part of eligible employees, consultants, and directors who provide significant services to the Company. We believe that, over the years, our stock plans have made a significant contribution to the success of the Company’s business by increasing its ability to attract and retain highly competent individuals on whose judgment, initiative, leadership, and continued efforts the growth and profitability of the Company depend.

Types of Awards Granted Under the Plan

      The amended and restated Plan permits the grant of the following types of incentive awards: (1) incentive stock options, (2) nonstatutory stock options, (3) stock purchase rights, (4) stock appreciation rights, (5) performance shares, and (6) performance units (individually, an “Award”).

Administration of the Plan

      A committee of at least two non-employee members of our Board (the “Committee”) administers the Plan. To make grants to certain of our officers and key employees, the members of the Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Code (so that the Company can receive a federal tax deduction for certain compensation paid under the Plan). Subject to the terms of the Plan, the Committee has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and interpret the provisions of the Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the Plan to one or more directors and/or officers of the Company, but only the Committee itself can make Awards to participants who are executive officers of the Company.

Shares Available for Issuance under the Plan

      Shares under the Plan may be authorized but unissued, or reacquired shares. The maximum aggregate number of shares of the Company common stock that may be optioned and sold under the Plan is 2,200,000. In addition, the Plan provides for annual increases in the number of shares available for issuance thereunder on January 1 of each year, beginning in 2001, equal to the least of:

•	5% of the outstanding shares of our common stock on such date;

•	1,224,000 shares; and

•	such lesser amount as the Board may determine..

      If an Award expires or is cancelled without having been fully exercised or vested, the unvested, expired or cancelled shares generally will be returned to the available pool of shares reserved for issuance under the Plan. Shares that have actually been issued under the Plan will not be returned to the Plan and will not be available for future distribution under the Plan. However, shares of unvested restricted stock that we repurchase will become available for future grant under the Plan.

      As of December 31, 2003, options to purchase 7,083,463 shares of Quovadx common stock were outstanding, and 5,422,249 shares were available for future grant under this Plan.

Eligibility to Receive Awards

      The Committee selects the participants who will be granted Awards under the Plan. Those eligible for Awards under the Plan include employees and consultants who provide services to the Company or its parent or subsidiary companies. Members of the Board are also eligible to participate in the Plan. Notwithstanding the foregoing, only employees are eligible to receive incentive stock options.

      The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Committee has the discretion to select the participants. As of October 8, 2004, approximately 490 employees, consultants and non-employee directors were eligible to participate in the Plan.

Stock Options

      A stock option is the right to acquire shares of the Company’s common stock at a fixed exercise price for a fixed period of time. Under the Plan, the Committee may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Committee will determine the number of shares covered by each option, but during any fiscal year of the Company, no participant may be granted options or stock appreciation rights covering more than 1,500,000 shares. However, in connection with his or her initial service, an optionee may be granted an additional option or stock purchase right to purchase up to 1,500,000 shares.

Exercise Price of an Option

      The Committee sets the exercise price of the shares subject to each option. However, in the case of incentive stock options as well as nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the exercise price for such options will be at least 100% of the fair market value (on the date of grant) of underlying shares. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary.

When an Option Can be Exercised

      An option granted under the Plan generally cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the Plan expire at the times established by the Committee. In the case of incentive stock options, such term is limited to 10 years after the grant date (or 5 years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries).

      After termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the option agreement. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) one year following his or her termination due to death or disability. In no event will an option be able to be exercised later than the expiration of its original term.

Stock Purchase Rights

      Awards of stock purchase rights are rights to acquire or purchase shares of Company common stock. Often, the shares acquired or purchased will be considered restricted stock, which are shares that vest in accordance with the terms and conditions established by the Committee. Stock purchase rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. Unless the Committee determines otherwise, the Award agreement will grant the Company a repurchase option exercisable upon the termination of the participant’s service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement will generally be the original price paid by the purchaser. The Committee may impose whatever conditions to vesting it determines to be appropriate. For example, the Committee may set restrictions based on the achievement of specific performance goals. The Committee will determine the number of shares granted pursuant to a stock purchase right, but no participant will be granted a right to purchase or acquire more than 500,000 shares of common stock during any fiscal year, except that a participant may be granted a stock purchase right covering up to an additional 500,000 shares in connection with his or her initial employment with the Company.

Stock Appreciation Rights

      Stock appreciation rights may be granted alone or in tandem with stock options. A stock appreciation right is the right to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of common stock. Stock appreciation rights will become exercisable at the times and on the terms established by the Committee, subject to the terms of the Plan. No participant will be granted options or stock appreciation rights covering more than 1,500,000 shares during any fiscal year, except that a participant may be granted stock appreciation rights covering up to an additional 1,500,000 shares in connection with his or her initial service with the Company.

      After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s Award agreement, a participant will generally be able to exercise his or her stock appreciation right for (i) three months following his or her termination for reasons other than death or disability, and (ii) one year following his or her termination due to death or disability. In no event will a stock appreciation right be exercised later than the expiration of its term.

Performance Shares/ Units

      Performance units and performance shares are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria established by the Committee are achieved or the Awards otherwise vest. The Committee will establish organizational, individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. No participant will receive performance units with an initial value greater than $1,000,000 and no participant will receive more than 500,000 performance shares during any fiscal year, except that a participant may be granted performance shares covering up to an additional 500,000 shares in connection with his or her initial employment with the Company. Performance units will have an initial dollar value established by the Committee prior to the grant date. Performance shares will have an initial value equal to the fair market value of a share of the Company’s common stock on the grant date.

Changes in Capitalization

      If we experience a stock split, reverse stock split, stock dividend, spin-off, combination or reclassification of our shares, or any other increase or decrease in the number of issued shares effected without our receipt of consideration (except for certain conversions of convertible securities) appropriate adjustments will be made, subject to any required action by the Company’s stockholders, to the number of shares available for issuance under the Plan, the number of shares covered by each outstanding Award, the price per share covered by each outstanding Award, the number of shares that may be added annually to the Plan, and the numerical per-person share limits for each type of Award, as appropriate to reflect the stock dividend or other change.

Merger or Sale of Assets

      In the event we are merged with or into another corporation, or the sale of substantially all the assets of the Company, each outstanding Award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding Awards, the Committee will notify the participant that he or she has the right to exercise his or her options, stock purchase rights, and stock appreciation rights as to all of the shares subject to the Award for a period of 15 days from the date of such notice and that the Award will terminate upon the expiration of such period; moreover, all restrictions on restricted stock and all performance goals or other vesting requirements for performance shares and units will be as determined by the Board.

Performance Goals

      As determined by the Committee, the performance goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) cash position, (b) earnings per share, (c) net income, (d) operating cash flow, (e) operating income, (f) return on assets, (g) return on equity, (h) return on sales, (i) revenue, and (j) total shareholder return.

Amendment and Termination of the Plan

      The Committee may at any time amend, alter, suspend, or terminate the Plan, except that certain amendments may require stockholder approval or the consent of participants in the Plan.

      By its terms, the amended and restated Plan will automatically terminate in 2010.

Number of Awards Granted to Employees, Consultants, and Directors

      The number of Awards that an employee, director, or consultant may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. To date, only stock options have been granted under the Plan. The following table sets forth (a) the aggregate number of shares subject to options granted under the Plan during the fiscal year ended December 31, 2003 and (b) the average per share exercise price of such options.

	Number of Options	Average Per Share
Name of Individual or Group	Granted	Exercise Price

Fred L. Brown	10,000	$2.85
J. Andrew Cowherd	5,000	$2.85
James A. Gilbert	5,000	$2.85
James B. Hoover	5,000	$2.85
Jeffrey M. Krauss	10,000	$2.85
Charles J. Roesslein	5,000	$2.85
All executive officers, as a group	—	—
All directors who are not executive officers, as a group	40,000	$2.85
All employees who are not executive officers, as a group	—	—

Limited Transferability of Awards

      Awards granted under the Plan generally may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the applicable laws of descent and distribution. During the participant’s lifetime, only the participant may exercise the Award. If the Committee makes an Award under the Plan transferable, such Award will contain such additional terms and conditions as the Committee deems appropriate.

Federal Tax Aspects

      The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options.

      No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.

      No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two-or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights.

      No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Stock Purchase Rights, Performance Shares and Performance Units.

      A participant generally will not have taxable income at the time an Award of stock purchase rights (i.e., restricted stock), performance shares or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (a) freely transferable or (b) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

Tax Effect for the Company.

      The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of

Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

      THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL

OF THE AMENDED AND RESTATED 1997 STOCK PLAN.

OTHER MATTERS

      We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no stockholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board intends to present at the meeting is as set forth in this proxy statement.

      If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

JEFFREY M. KRAUSS
Chairman of the Board of Directors

Englewood, Colorado

October 22, 2004

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF
QUOVADX, INC.

(As amended on April 28, 2004)

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF
QUOVADX, INC.
(Amended April 28, 2004)

      The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company’s internal and external auditors.

      The members of the Audit Committee shall be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. Each member of the Audit Committee will meet the independence and experience requirements of the Nasdaq National Market. In particular, (1) each member will be an independent director (as defined in Nasdaq Marketplace Rule 4200(a)(15) and as defined in Rule 10A-3(b)(1) of the Exchange Act, (2) no member will have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, (3) each member will be able to read and understand fundamental financial statements, and (4) at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Company shall provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

      The Audit Committee shall make regular reports to the Board.

      The Audit Committee Policies and Guidelines for Pre-Approval of Independent Auditor Services, attached as Annex A, are incorporated into this Charter.

      The Audit Committee shall have direct responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and each such firm must report directly to the Audit Committee,

      Without limiting the foregoing, the Audit Committee to the extent it deems necessary or appropriate shall:

Financial Statement and Disclosure Matters

      1. Review with management and the independent auditor, before release, the audited financial statements and disclosures made in management’s discussion and analysis and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

      2. Direct the Company’s independent auditor to review, and review with management and the independent auditor, before filing with the SEC, the Company’s Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

      3. Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

      4. Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.

      5. Review and discuss with management and the independent auditor the effect of regulatory and accounting initiatives on the Company’s financial statements.

      6. Discuss with the Company’s independent auditor the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented, relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      7. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

      8. Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

Oversight of the Company’s Relationship with the Independent Auditor

      9. Provide oversight and monitor Company management and the independent auditor and their activities with respect to the Company’s financial reporting process.

      10. Have sole responsibility for the selection and, where appropriate, replacement of the Company’s independent auditor.

      11. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

      12. Review and approve the fees to be paid to the independent auditor for audit services and for tax-consulting services in accordance with Annex A; in no event shall the company’s designated independent auditor be retained for any non-audit, non-tax related consulting services

      13. Review the independent auditor’s proposed audit scope, approach and independence.

      14. Review the performance of the independent auditor, who shall be accountable to the Audit Committee.

      15. Request from the independent auditor a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

      16. Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company’s audit team.

      17. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

      18. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

      19. Obtain reports from management and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with legal requirements and the Company’s Code of Business Conduct and Ethics. Review and approve all related-party transactions. A related-party is one who can exercise control or significant influence over another party, to the extent that one of the parties may be prevented from pursuing its own separate interests. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

      20. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      21. Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      22. Provide a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A.

      23. Review the Audit Committee’s own structure, processes and membership requirements and the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

      24. Perform such other duties as may be requested by the Board of Directors.

      Meetings/ Minutes: The Audit Committee will meet at least quarterly or more frequently as circumstances dictate. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

AUDIT COMMITTEE CHARTER — ANNEX A

POLICIES AND GUIDELINES OF QUOVADX, INC. AUDIT COMMITTEE
FOR
PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES

      The Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor to assure that the provision of such services does not impair the auditor’s independence.

•	General and Separate Approvals/ Term. The Committee may grant a general pre-approval for certain recurring services and related fees. Unless a general pre-approval has been granted, the Committee must grant a separate pre-approval before proposed services can be commenced by the independent auditor. Additionally, any proposed services expected to exceed pre-approved cost levels will require separate pre-approval by the Audit Committee. The term of any pre-approval (whether general or separate) is 12 months from the date of pre-approval unless the Committee specifically provides for a different period. The Committee periodically will review and revise the list of pre-approved services taking into account subsequent events and determinations.

•	Delegation: The Committee may delegate pre-approval authority to one or more of its members. Such member or members will report any pre-approval decisions to the Committee at its next regularly scheduled meeting. The Committee does not delegate its responsibilities to pre-approve independent auditor services to management.

•	Audit Services: The annual audit services (including statutory audit engagements as required under local country laws) engagement terms and fees are subject to separate pre-approval of the Committee. The independent auditor will provide the Committee with an engagement letter prior to the Committee’s July meeting each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee at its July Committee meeting. The Committee will approve any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters, as necessary.

In addition to the annual audit services engagement approved by the Committee, the Committee may grant pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Unless generally pre-approved, these other audit services must be separately pre-approved.

•	Audit-Related Services: Audit related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statement and that are traditionally performed by the independent auditor. The Committee believes that the provision of audit-related services does not impair the independence of the auditor, and may generally pre-approve recurring audit related services; all other audit- related services must be separately pre-approved by the Committee.

•	Tax Services: The Committee believes that the independent auditor can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. The Committee will not, however, permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may generally pre-approve recurring tax services; all other tax services must be separately pre-approved.

•	All Other Services: The Committee may grant pre-approval to those permissible non-audit services that it believes are routine and recurring services, and would not impair the independence of the auditor. All such services must be separately pre-approved by the Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance will control and should be consulted to determine the precise definitions of these services and the applicability of exceptions to prohibitions.

•	Pre-Aproval Fee Levels: Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Committee. Any proposed services exceeding these levels will require separate pre-approval by the Committee.

•	Supporting Documentation: With respect to each proposed pre-approved services, the independent auditor will provide detailed back-up documentation, which will be provided to the Committee, regarding the specific services to be provided.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND GUIDELINES

EXHIBIT 1
PROHIBITED SERVICES

      The following non-audit services are prohibited by the SEC from being performed by an independent auditor at any point during the audit and professional engagement period:

(i) Bookkeeping or other services related to the accounting records or financial statements of the audit client. Any service, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements, including:

(A) Maintaining or preparing the audit client’s accounting records;

(B) Preparing the audit client’s financial statements that are filed with the Commission or that form the basis of financial statements filed with the Commission; or

(C) Preparing or originating source data underlying the audit client’s financial statements.

(ii) Financial information systems design and implementation. Any service, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements, including:

(A) Directly or indirectly operating, or supervising the operation of, the audit client’s information system or managing the audit client’s local area network; or

(B) Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the audit client’s financial statements or other financial information systems taken as a whole.

(iii) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports. Any appraisal service, valuation service, or any service involving a fairness opinion or contribution-in-kind report for an audit client, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

(iv) Actuarial services. Any actuarially-oriented advisory service involving the determination of amounts recorded in the financial statements and related accounts for the audit client other than assisting a client in understanding the methods, models, assumptions, and inputs used in computing an amount, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

(v) Internal audit outsourcing services. Any internal audit service that has been outsourced by the audit client that relates to the audit client’s internal accounting controls, financial systems, or financial statements, for an audit client unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

(vi) Management functions. Acting, temporarily or permanently, as a director, officer, or employee of an audit client, or performing any decision-making, supervisory, or ongoing monitoring function for the audit client.

(vii) Human resources.

(A) Searching for or seeking out prospective candidates for managerial, executive, or director positions;

(B) Engaging in psychological testing, or other formal testing or evaluation programs;

(C) Undertaking reference checks of prospective candidates for an executive or director position;

(D) Acting as a negotiator on the audit client’s behalf, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

(E) Recommending, or advising the audit client to hire, a specific candidate for a specific job (except that an accounting firm may, upon request by the audit client, interview candidates and advise the audit client on the candidate’s competence for financial accounting, administrative, or control positions).

(viii) Broker-dealer, investment adviser, or investment banking services. Acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an audit client, making investment decisions on behalf of the audit client or otherwise having discretionary authority over an audit client’s investments, executing a transaction to buy or sell an audit client’s investment, or having custody of assets of the audit client, such as taking temporary possession of securities purchased by the audit client.

(ix) Legal services. Providing any service to an audit client that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

(x) Expert services unrelated to the audit. Providing an expert opinion or other expert service for an audit client, or an audit client’s legal representative, for the purpose of advocating an audit client’s interests in litigation or in a regulatory or administrative proceeding or investigation. In any litigation or regulatory or administrative proceeding or investigation, an accountant’s independence shall not be deemed to be impaired if the accountant provides factual accounts, including in testimony, of work performed or explains the positions taken or conclusions reached during the performance of any service provided by the accountant for the audit client.

APPENDIX B

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS
OF
QUOVADX, INC.

(As adopted on December 12, 2002)

APPENDIX B

CHARTER FOR THE

COMPENSATION COMMITTEE
OF
QUOVADX, INC.

(as adopted by the Board of Directors on December 12, 2002)

Purpose:

      The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Quovadx, Inc. (the “Company”) shall be to discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company.

      The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

Statement of Policy:

      The philosophy of the Compensation Committee is to provide compensation to the Company’s executive officers in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide incentives for such persons to perform to the best of their abilities for the Company, and to promote the success of the Company’s business.

Committee Membership and Organization:

      The Compensation Committee will be appointed by and will serve at the discretion of the Board. The Compensation Committee shall consist of at least two members. The members of the Compensation Committee shall meet the (i) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended and (iii) definition of independence as set forth in the applicable Nasdaq rules.

      The members of the Compensation Committee will be appointed by the Board. Compensation Committee members will serve at the discretion of the Board.

Committee Responsibilities and Authority:

      The responsibilities of the Compensation Committee include the following:

•	The Compensation Committee shall annually review and approve for the CEO and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements. Equity compensation arrangements involving executive officers that are “reporting persons” for purposes of Section 16 of the Exchange Act shall be reviewed and approved by the Compensation Committee such that the provisions of SEC Rule 16b-3 are complied with.

•	The Compensation Committee may make recommendations to the board with respect to incentive compensation plans.

•	The Compensation Committee may grant options to purchase the Company’s common stock pursuant to the Company’s equity compensation plans and may delegate such authority to grant options to such officers of the Company as the Compensation Committee deems appropriate and consistent with this Charter.

•	The Compensation Committee may form and delegate authority to subcommittees when appropriate.

B-1

•	The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

•	The Compensation Committee shall annually review its own performance.

•	The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of CEO or executive officer compensation and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

Meetings:

      The Compensation Committee will meet at least two times each year. The Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

Minutes:

      The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Reports:

      In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Compensation Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Compensation Committee’s charter.

Compensation:

      Members of the Compensation Committee shall receive such fees, if any, for their service as Compensation Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers and per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

      Members of the Compensation Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

B-2

APPENDIX C

CHARTER FOR THE FINANCE COMMITTEE

OF THE BOARD OF DIRECTORS
OF
QUOVADX, INC.

(As adopted effective September 8, 2004)

CHARTER FOR THE

FINANCE COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
QUOVADX, INC.

As Adopted Effective September 8, 2004

Purpose:

      The purpose of the Finance Committee (the “Committee”) of the Board of Directors (the “Board” or “Board of Directors”) of Quovadx, Inc. (the “Company”) shall be to assist the Board in overseeing the financial affairs of the Company and review and make recommendations to the Board about the financial affairs and policies of the Company.

Committee Membership and Organization:

      Members of the Committee shall be appointed by and will serve at the discretion of the Board of Directors. The Committee shall consist of at least three members. Each member of the Committee shall meet (i) the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) the definition of independence as set forth in the applicable Nasdaq rules.

Committee Authority

      The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

      The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Committee Responsibilities:

      Subject to the provisions of the Company’s Code of Business Conduct and Ethics, the principal responsibilities and functions of the Committee are as follows:

1. Review and provide guidance to the full Board and management about:

•	Policies relating to the Company’s cash flow, cash management and working capital, shareholder dividends and distributions, share repurchases and investments;

•	Adjustments to the Company’s capital structure;

•	Capital and debt issuances;

•	Financial Strategies;

•	Working capital and cash flow management;

•	Polices for managing interest rate, foreign exchange, and investment risk;

•	The financial aspects of insurance and risk management;

•	Tax planning and compliance;

C-1

•	Proposed mergers, acquisitions, divestitures and strategic investments; and

•	Other transactions or financial issues that management desires to have reviewed by the Finance Committee.

2. Report annually to the Board on the insurance and risk management programs of the Company.

3. Designate the officers and employees of the Company who can execute documents and act on behalf of the Company in the ordinary course of business pursuant to previously approved banking, borrowing, and other financing arrangements.

4. At least annually, review and make recommendations about changes to the charter of the Committee.

5. Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.

Meetings:

      The Committee shall meet at least two times each year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee may establish its own schedule, which it will provide to the Board of Directors in advance for approval. The Committee will be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

Minutes:

      The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes the Board of Directors in the Minute Books of the Company.

Reports:

      The Committee shall report its actions and recommendations to the Board of Directors at its next quarterly meeting after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board of Directors for approval.

Compensation:

      Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

      Members of the Committee may not receive any compensation from the Company, except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

C-2

APPENDIX D

CHARTER FOR THE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS
OF
QUOVADX, INC.

(As amended effective February 10, 2004)

APPENDIX D

CHARTER FOR THE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
QUOVADX, INC.

As Amended Effective February 10, 2004

Purpose:

      The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board” or “Board of Directors”) of Quovadx, Inc. (the “Company”) shall be to assist the Board in identifying qualified individuals to become members of the Board of Directors, in determining the composition of the Board of Directors and its committees, in monitoring process to assess the effectiveness of the Board of Directors, and in developing and implementing the Company’s corporate governance guidelines.

Committee Membership and Organization:

      Members of the Committee shall be appointed by and will serve at the discretion of the Board of Directors. The Committee shall consist of at least three members. Each member of the Committee shall meet (i) the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) the definition of independence as set forth in the applicable Nasdaq rules.

Committee Authorities and Responsibilities:

      1. To lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval at the annual meeting.

The Committee shall select individuals as director nominees who shall have the highest personal and professional ethics, integrity and values, who shall be committed to representing the long-term interests of the stockholders and capable of an objective perspective, who shall have mature judgment and experience at policy-making levels, who shall be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and who shall be committed to serve on the Board for an extended period of time. The Committee shall consider the current composition of the Board and select nominees that fit the perceived needs of the Board in terms of independence (as defined by Nasdaq), background and experience with public company governance, finance, marketing, technology and government sales, as they are relevant to the Company’s then current activities.

The Committee shall determine the current needs of the Board, and screen candidates to determine whether nominee meets the general requirements. In the case of a stockholder nominee, before the Committee will screen the candidate the following information must be supplied: a current and complete CV, a statement of the candidates share ownership and ten (10) references, including both professional and personal references. If this information is supplied, the Committee will subject the candidate to a similar screening process as is used for an internal nomination.

      2. To review the Board of Director’s committee structure and to recommend to the Board of Directors for its approval directors to serve as members of each committee. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

      3. To develop and recommend to the Board of Directors for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

      4. To develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations.

      5. To review on an annual basis compensation for the directors serving on the Board of Directors and its committees.

      6. The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion, subject to the approval of the Board of Directors and budget limitation set by the Board of Directors.

Committee Chair Responsibilities:

      1. With regard to each nominee approved by the Committee for inclusion on the Company’s proxy card (other than nominees who are executive officers or who are directors standing for re-election), Committee Chair shall track information as to which one or more of the following categories of persons or entities recommended that nominee: stockholder, non-management director, chief executive officer, other executive officer, third-party search firm or other specified source.

      2. If the Company pays a fee to any third party to identify or evaluate or assist in identifying or evaluating, potential nominees, the Committee Chair shall track disclosure information regarding the function performed by the third party.

      3. If the Committee received, by a date not later than the 120th calendar day before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, a recommendation of a candidate from a stockholder (or group of stockholders) that beneficially owned more than 5% of the Company’s voting common stock for at least one year as of the date the recommendation was made, the Committee Chair shall track information regarding identification of the candidate and the stockholder or group that recommended the candidate and disclosure information as to whether the Committee chooses to nominate the candidate. However, if the stockholder and candidate do not, at the time of recommendation, provide to the Company their written consent and, in the case of the stockholder, proof of required share ownership, neither identification nor disclosure is required.

Meetings:

      The Committee shall meet at least two times each year. The Committee may establish its own schedule, which it will provide to the Board of Directors in advance for approval. A quorum, consisting of a majority of the members of the Committee, must be present, in person or telephonically, at each meeting.

Minutes:

      The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes the Board of Directors in the Minute Books of the Company.

Reports:

      The Committee shall report its actions and recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board of Directors for approval.

Compensation:

      Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

      Members of the Committee may not receive any compensation from the Company, except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

APPENDIX E

QUOVADX, INC.

AMENDED AND RESTATED 1997 STOCK PLAN

(As amended and restated effective April 23, 2004)

APPENDIX E

QUOVADX, INC.

1997 STOCK PLAN
As Amended and Restated Effective February 10, 2000 and
Amended Effective November 19, 2001 and
As Amended and Restated Effective April 23, 2004

      1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

      The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, Performance Shares and Performance Units.

      2. Definitions. As used herein, the following definitions shall apply:

      (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

      (b) “Applicable Laws” means the requirements relating to the administration of equity based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

      (c) “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Stock Purchase Rights, Performance Units or Performance Shares.

      (d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan and shall include an Option Agreement. The Award Agreement is subject to the terms and conditions of the Plan.

      (e) “Board” means the Board of Directors of the Company.

      (f) “Cash Position” means as to any Performance Period, the Company’s level of cash and cash equivalents.

      (g) “Code” means the Internal Revenue Code of 1986, as amended.

      (h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

      (i) “Common Stock” means the common stock of the Company.

      (j) “Company” means Quovadx, Inc., a Delaware corporation.

      (k) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

      (l) “Director” means a member of the Board.

      (m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

      (n) “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of Common Stock outstanding and dilutive common equivalent Shares deemed outstanding.

      (o) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

      (p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of grant, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

      (r) “Fiscal Year” means the fiscal year of the Company.

      (s) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      (t) “Net Income” means as to any Performance Period, the Company’s or a business unit’s income after taxes.

      (u) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

      (v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (w) “Operating Cash Flow” means as to any Performance Period, the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses.

      (x) “Operating Income” means as to any Performance Period, the Company’s or a business unit’s income from operations but excluding any unusual items.

      (y) “Option” means a stock option granted pursuant to the Plan.

      (z) “Option Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      (aa) “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

      (bb) “Optioned Stock” means the Common Stock subject to an Award.

      (cc) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

      (dd) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (ee) “Participant” means the holder of an outstanding Award, which shall include an Optionee.

      (ff) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Position, (b) Earnings Per Share, (c) Net Income, (d) Operating Cash Flow, (e) Operating Income, (f) Return on Assets, (g) Return on

Equity, (h) Return on Sales, (i) Revenue, and (j) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Plan Administrator shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. For example (but not by way of limitation), the Administrator may determine that the measures for one or more Performance Goals shall be based upon the Company’s pro-forma results and/or results in accordance with generally accepted accounting principles.

      (gg) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

      (a) “Performance Share” means an Award granted to a Participant pursuant to Section 9.

      (hh) “Performance Unit” means an Award granted to a Participant pursuant to Section 9.

      (ii) “Plan” means this 1997 Stock Plan, as amended and restated.

      (jj) “Restricted Stock” means shares of Common Stock acquired pursuant to the early exercise of an Option or pursuant to a grant of a Stock Purchase Right under Section 7.

      (kk) “Return on Assets” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets.

      (ll) “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average stockholder’s equity.

      (mm) “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue.

      (nn) “Revenue” means as to any Performance Period, the Company’s or business unit’s net sales.

      (oo) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

      (pp) “Section 16(b)” means Section 16(b) of the Exchange Act.

      (qq) “Service Provider” means an Employee, Director or Consultant.

      (rr) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 below.

      (ss) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 8 is designated as an SAR.

      (tt) “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 7.

      (uu) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

      (vv) “Total Stockholder Return” means as to any Performance Period, the total return (change in Share price plus reinvestment of any dividends) of a Share.

      3. Stock Subject to the Plan.

      (a) Number of Shares. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to Awards and issued under the Plan is 2,200,000 Shares, plus an annual increase to be added on January 1 of each year, beginning in 2001, equal to the lesser of (i) 1,224,000 shares, (ii), 5% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized but unissued, or reacquired Common Stock. Shares will not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an SAR, the number of Shares available for issuance under the Plan will be reduced only by the number of Shares actually issued in such payment. If the exercise price of an Award is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, the number of Shares available for issuance under the Plan will be reduced by the gross number of Shares for which the Award is exercised.

      (b) Share Usage.

      (i) If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company, such Shares shall become available for future grant under the Plan.

      (ii) Notwithstanding the foregoing and, subject to adjustment provided in Section 12, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under subsection (i) above.

      4. Administration of the Plan.

      (a) Procedure.

      (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

      (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

      (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

      (iv) Other Administration. Other than as provided above, the Plan shall be administered by the (A) Board or (B) a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

      (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 6(e) instead of Common Stock;

(vii) to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award has declined since the date the Award was granted;

(viii) to initiate an Option Exchange Program;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(x) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Participants to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

      (c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

      5. Eligibility. Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, Performance Shares, and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

      6. Stock Options.

      (a) Limitations.

      (i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (ii) The following limitations shall apply to grants of Options and Stock Appreciation Rights:

(A) No Service Provider shall be granted, in any Fiscal Year of the Company, Options or SARs to purchase more than 1,500,000 Shares.

(B) In connection with his or her initial service, a Service Provider may be granted Options or SARs to purchase up to an additional 1,500,000 Shares which shall not count against the limit set forth in subsection (A) above.

(C) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 12.

(D) If an Option is cancelled in the same Fiscal Year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (A) and (B) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      (b) Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the

Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

      (c) Option Exercise Price and Consideration.

      (i) The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A) In the case of an Incentive Stock Option

a) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

b) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(B) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(C) Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

      (ii) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Participant and not subject to a substantial risk of forfeiture for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

      (d) Exercise of Option.

      (i) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, such Participant may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Participant’s estate or, if none, by the person(s) entitled to exercise the Option under the Participant’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

      7. Stock Purchase Rights.

      (a) Grant of Stock Purchase Rights. The Administrator, in its sole discretion, will determine the number of Shares to be granted to each Participant under Stock Purchase Rights, provided that during any Fiscal Year, no Participant will receive more than an aggregate of 500,000 Shares subject to Stock Purchase Rights. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 500,000 Shares subject to Stock Purchase Rights.

      (b) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of an Award Agreement in the form determined by the Administrator.

      (c) Repurchase Option. Unless the Administrator determines otherwise, the Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or disability). Unless the Administrator provides otherwise, the purchase price for Shares repurchased pursuant to the Award Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

      (d) Other Provisions. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

      (i) General Restrictions. The Administrator may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

      (ii) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Stock Purchase Rights as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the latest date permissible to enable the Stock Purchase Rights to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Stock Purchase Rights which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Stock Purchase Rights under Section 162(m) of the Code (e.g., in determining the Performance Goals).

      (e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

      8. Stock Appreciation Rights.

      (a) Grant of SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

      (b) Number of Shares. Subject to Section 6(a)(ii), the Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

      (c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

      (d) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

      (e) Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to SARs.

      (f) Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

      At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

      9. Performance Units and Performance Shares.

      (a) Grant of Performance Units/ Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant, provided that during any Fiscal Year, (a) no Participant will receive Performance Units having an initial value greater than $1,000,000 and (b) no Participant will receive more than 500,000 Performance Shares. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted up to an additional 500,000 Performance Shares.

      (b) Value of Performance Units/ Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

      (c) Performance Objectives and Other Terms. The Administrator will set performance objectives (including, without limitation, continued service) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/ Shares that will be paid out to the Participants. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/ Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

      (i) General Performance Objectives. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

      (ii) Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units/ Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may determine that the performance objectives applicable to Performance Units/ Shares will be based on the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the latest date permissible to enable the Performance Units/ Shares to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Units/ Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units/ Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

      (d) Earning of Performance Units/ Shares. After the applicable Performance Period has ended, the holder of Performance Units/ Shares will be entitled to receive a payout of the number of Performance Units/ Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/ Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/ Share.

      (e) Form and Timing of Payment of Performance Units/ Shares. Payment of earned Performance Units/ Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/ Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/ Shares at the close of the applicable Performance Period) or in a combination thereof.

      (f) Cancellation of Performance Units/ Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/ Shares will be forfeited to the Company, and again will be available for grant under the Plan.

      10. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

      11. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

      12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

      (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, the number of Shares that may be added annually to the Plan pursuant to Section 3(a), the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Award, and the numerical Share limits in Sections 3, 6(a), 7(a), 8(b), and 9(a), shall be proportionately adjusted for any change in, or increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, spin-off, combination or reclassification of the Common Stock, or any other change in, or increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Restricted Stock shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise his or her Option, Stock Purchase Right, or Stock Appreciation Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and all restrictions on Restricted Stock and all performance goals or other vesting criteria with respect to Performance Shares and Performance Units will be as determined by the Board. In addition, if an Option, Stock Purchase Right, or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Option, Stock Purchase Right, or Stock Appreciation Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option, Stock Purchase Right, or Stock Appreciation Right shall terminate upon the expiration of such period. For the purposes of this paragraph, an Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets (and in the case of Performance Units, for each implied share determined by dividing the value of the Performance Unit by the per Share consideration received by holders of Common Stock in the merger or asset sale), an amount of consideration (whether stock, cash, or other securities or property) equal to the fair market value of the consideration received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Purchase Right, or Stock Appreciation Right, or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per Share consideration received by holders of Common Stock in the merger or asset sale), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

      Notwithstanding anything in this Section 12(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-asset sale corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

      13. No Effect on Employment or Service. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause.

      14. Date of Grant. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

      15. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its original adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

      16. Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

      (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

      (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

      17. Conditions Upon Issuance of Shares.

      (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) Investment Representations. As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      (c) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      18. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

DETACH HERE

PROXY

QUOVADX, INC.

6400 South Fiddler’s Green Circle
Suite 1000,
Englewood, Colorado 80111

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harvey A. Wagner and Linda K. Wackwitz, and each of them, as proxy holders and attorneys-in-fact of the undersigned with full power of substitution to vote all shares of stock that the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of Quovadx, Inc., to be held on Friday, December 10, 2004, beginning at 9:00 a.m., local time, in the Ballroom at the Regency Hotel, located at 540 Park Avenue, New York, New York 10021, and at any continuation or adjournment thereof, with all the powers that the undersigned would have if personally present at the meeting.

The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting and Proxy Statement, dated October 22, 2004, (2) a copy of Amendment No. 2 to the Annual Report of Quovadx, Inc. on Form 10-K/A for the fiscal year ended December 31, 2003, (3) a copy of Amendment No. 3 to the Annual Report of Quovadx, Inc. on Form 10-K/A for the fiscal year ended December 31, 2003, and (4) a copy of the Quarterly Report of Quovadx, Inc. on Form 10-Q for the quarter ended June 30, 2004. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Assistant Secretary of Quovadx, gives notice of such revocation.

This proxy when properly executed will be voted in accordance with the specifications made by the undersigned stockholder. WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED “FOR” EACH NOMINEE SET FORTH BELOW, “FOR” THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND “FOR” APPROVAL OF THE AMENDED AND RESTATED 1997 STOCK PLAN, AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

QUOVADX, INC.
C/O MELLON INVESTOR SERVICES, LLC
85 CHALLENGER ROAD
RIDGEFIELD PARK, NJ 07660

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE FOLLOWING:

1.	Election of two Class II directors to serve for a three-year term that expires at the 2007 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Nominees:

(01) J. Andrew Cowherd
(02) James B. Hoover

	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐	FOR all nominees except those written on the line above

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2004.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To approve the Quovadx, Inc. Amended and Restated 1997 Stock Plan.	☐	☐	☐

4.	With discretionary authority, upon such other matters as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

Signature:	Date:	Signature:	Date: